                       RECKSON OPERATING PARTNERSHIP, L.P.
                                    LANDLORD

                                       AND

                 CLARUS CORPORATION AND KANDERS & COMPANY, INC.
                                     TENANT

                               ONE LANDMARK SQUARE
                              STAMFORD, CONNECTICUT


                              --------------------
                                      LEASE
                              --------------------



                            DATED: SEPTEMBER 23, 2003

                                                  TABLE OF CONTENTS

Demise, Premises, Term, Rents.....................................................................................2

Use...............................................................................................................3

Preparation of the Demised Premises...............................................................................5

When Demised Premises Ready for Occupancy.........................................................................6

Security Deposit..................................................................................................7

Adjustments of Rent for Changes in Real Estate Taxes..............................................................9

Adjustment of Rent for Changes in Operating Costs................................................................10

Subordination, Attornment, Notice to Lessor and Mortgagees.......................................................13

Quiet Enjoyment..................................................................................................14

Assignment, Mortgaging, Subletting...............................................................................14

Compliance with Laws and Requirements of Public Authorities......................................................18

Insurance........................................................................................................18

Rules and Regulations............................................................................................19

Alterations and Tenant's Property................................................................................20

Repairs and Maintenance..........................................................................................24

Electrical Energy................................................................................................24

Heat, Ventilation and Air Conditioning...........................................................................25

Landlord's Other Services........................................................................................25

Access, Changes in Building Facilities, Name.....................................................................27

Shoring, Notice of Accidents, etc................................................................................28

Non-Liability and Indemnification................................................................................28

Destruction or Damage............................................................................................31

Eminent Domain...................................................................................................32

Surrender........................................................................................................33

Conditions of Limitation.........................................................................................33

Re-entry by Landlord - Default Provisions........................................................................35

Damages..........................................................................................................36



Waivers..........................................................................................................37

No Other Waivers or Modifications................................................................................37

Sums Due Landlord................................................................................................38

Consents - Broker................................................................................................39

Notices..........................................................................................................39

Estoppel Certificate.............................................................................................40

No Other Representations, Construction, Governing Law............................................................41

Parties Bound....................................................................................................41

Certain Definitions and Constructions............................................................................41

Subordination and Miscellaneous..................................................................................43

Partnership Tenant...............................................................................................44

Tenant's Authority to Enter Lease................................................................................45

Parking..........................................................................................................45

Satellite Dish...................................................................................................46

Renewal Option...................................................................................................47

Cancellation Option..............................................................................................48

Right of First Offer.............................................................................................49

Penthouse Space..................................................................................................49

Building Renovations.............................................................................................50

EXHIBIT A........................................................................................................52

EXHIBIT B........................................................................................................53

EXHIBIT C........................................................................................................54

EXHIBIT D........................................................................................................57

EXHIBIT E........................................................................................................64

EXHIBIT F........................................................................................................65

EXHIBIT G........................................................................................................66

SCHEDULE A TO LETTER OF CREDIT...................................................................................68

                                      LEASE

Lease dated as of September 23, 2003, between RECKSON OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, having an address at 360 Hamilton Avenue, White Plains, New York 10601 (hereafter referred to as "Landlord"), and the lessee, CLARUS CORPORATION, a Delaware corporation, having its principal place of business at One Pickwick Plaza, Greenwich, Connecticut 06830 and KANDERS & COMPANY, INC., a Delaware corporation, having its principal place of business at One Pickwick Plaza, Greenwich, Connecticut 06830 (hereinafter referred to collectively as the "Tenant").

                                    ARTICLE 1
                          DEMISE, PREMISES, TERM, RENTS

1.01 Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, that certain space in the premises hereinafter described, in the building (referred to herein as the "Building") known as One Landmark Square in the City of Stamford, Connecticut (the "City"), for the term hereinafter stated, for the rents hereinafter reserved and upon and subject to the conditions (including limitations, restrictions and reservations) and covenants hereinafter provided. Each party hereto expressly covenants and agrees to observe and perform all of the conditions and covenants herein contained on its part to be observed and performed.

1.02 Landlord and Tenant hereby agree and stipulate that for purposes of this Lease, the space consists of a total of approximately 11,500 rentable square feet on the twenty-second (22nd) floor in the Building which is outlined on the floor plan(s) annexed as Exhibit "A" and hereby made a part hereof. The premises constitute and are hereinafter called the "Premises" or the "Demised Premises."

1.03 The term of this Lease, for which the Demised Premises are hereby leased, shall commence upon execution of this Lease. Subject to the provisions of
Article 4 and Section 3.02 hereof, Tenant's right to occupy the Demised Premises and Tenant's obligation to pay fixed rent and all items of additional rent shall commence on the date which is the earliest of(i) the day on which the Demised Premises are ready for occupancy (as defined in Article 4), (ii) the day Tenant or anyone claiming under or through Tenant shall take possession of any part of the Demised Premises (excluding any possession pursuant to Section 3.02), or
(iii) the day which is six (6) months after the date of this Lease (the "Rent Commencement Date"). The term of this Lease shall end at noon of the last day of the calendar month in which occurs the end of a fifteen (15) year period from the Rent Commencement Date (the "Expiration Date") or shall end on such earlier date upon which the term may expire or be cancelled or terminated pursuant to any of the conditions or covenants of this Lease or pursuant to law. Promptly following the Rent Commencement Date, Landlord shall send to Tenant a notice fixing the Rent Commencement Date.

1.04 Tenant shall pay to Landlord without notice or demand and without abatement, deduction or setoff, in lawful money of the United States of America, at the office of the Landlord or at such other place as Landlord may designate, the fixed rent and additional rent reserved under this Lease for each year of the term thereof, which payments shall consist of:

         (A)      Fixed rent (the "fixed rent") as follows:

                                    Fixed Base Rent           Monthly Fixed     Annual Fixed
         Lease Years                Per RSF                   Rent Amount       Rent Amount
         -----------                -------                   -----------       -----------
         1                          $25.50                    $24,437.50        $293,250.00
         2                          $34.00                    $32,583.33        $391,000.00
         3-4                        $35.00                    $33,541.67        $402,500.00
         5-6                        $37.00                    $35,458.33        $425,500.00
         7-8                        $40.00                    $38,333.33        $460,000.00
         9-10                       $42.00                    $40,250.00        $483,000.00
         11-13                      $44.00                    $42,166.67        $506,000.00
         14-15                      $45.00                    $43,125.00        $517,500.00

payable in equal monthly installments in advance on the first day of each and every calendar month during the term of this Lease, and

         (B) Additional rent (the "additional rent") consisting of all other sums of money as shall become due from and payable by Tenant to Landlord hereunder (for default in payment of which Landlord shall have the same remedies as for a default in payment of fixed rent).

1.05 Tenant shall pay to Landlord as additional rent the real estate taxes attributable to the value of improvements made to the Demised Premises by or on behalf of Tenant in excess of building standard improvements in connection with the fit-up of the Demised Premises for Tenant. For purposes of this Section, the amount of the per square foot assessment attributable to the excess improvements shall be the amount in excess of average square foot assessment then being used by the tax assessor's office for the fit-up of space within the Building or, if that is not applicable, to fit-up of similar space in a similar building in Stamford, Connecticut. The real estate taxes resulting from such assessment(s) shall be computed separately and billed to Tenant, and shall be payable by Tenant as additional rent within ten (10) days of the rendition of the bill, at each time that real estate taxes are payable by Landlord with respect to the Demised Premises during the term of this Lease.

         If Tenant substantially renovates or alters the Demised Premises or any part thereof after the initial fit-up, Tenant shall pay Landlord the real estate taxes attributable to the increased assessment resulting from such renovation or alteration, in excess of the then assessment for building standard. The real estate taxes resulting from such excess assessment shall be computed separately and billed to Tenant and shall be payable by Tenant as additional rent within ten (10) days of the rendition of a bill at each time that real estate taxes are payable by Landlord with respect to the Demised Premises during the term of the Lease.

1.06 Tenant shall pay the fixed rent and additional rent herein reserved promptly as and when the same shall become due and payable. If the Rent Commencement Date shall occur on a day other than the first day of a calendar month, the fixed rent for such calendar month shall be prorated for the period from the Rent Commencement Date to the last day of the calendar month and shall be due and payable on the Rent Commencement Date and the first Lease Year shall include said partial month. Notwithstanding the provisions of the next preceding sentence or of Section 4.01(a), Tenant shall pay the first full calendar monthly installment of fixed rent on the execution of this Lease. If Tenant shall fail to pay within ten (10) days after the same is due any fixed rent or additional rent, such unpaid amounts shall bear interest at the annual rate equal to two percentage points (2%) above the Prime Rate of Citibank, N.A., New York, New York.

                                    ARTICLE 2
                                       USE

2.01 Tenant shall use and occupy the Demised Premises only for general and executive offices and for no other purposes.

2.02 The use of the Demised Premises for the purposes specified in this Article shall not in any event be deemed to include, and Tenant shall not use, or permit the use of, the Demised Premises or any part thereof for:

         (A) sale of, or traffic in, any spirituous liquors, wines, ale or beer kept in the Demised Premises;

         (B) sale at retail of any other products or materials kept in the Demised Premises, by vending machines (except vending machines serving Tenant's employees only) or otherwise, or demonstrations to the public, except as may be specifically agreed to by Landlord in writing;

         (C) manufacturing, printing or electronic data processing, except for the operation of normal business office reproducing or printing equipment, electronic data processing equipment and other business machines for Tenant's own requirements at the Demised Premises; provided only that such use shall not exceed that portion of the mechanical or electrical capabilities of the Building equipment allocable to the Demised Premises;

         (D) the rendition of medical, dental or other diagnostic or therapeutic services;

         (E)      the conduct of a public auction of any kind; or

         (F) a restaurant, bar, or the sale of confectionery, tobacco, newspapers, magazines, soda, beverages, sandwiches, ice cream, baked goods or similar items, or the preparation, dispensing or consumption of food and beverages in any manner whatsoever except as otherwise provided in Section 2.07 hereof.

2.03 Tenant shall not suffer or permit the Demised Premises or any part thereof to be used in any manner, or anything to be done therein, or suffer or permit anything to be brought into or kept therein, which would in any way (i) violate any of the provisions of any grant, lease or mortgage to which this Lease is subordinate, (ii) violate any laws or requirements of public authorities, (iii) make void or voidable any fire or liability insurance policy then in force with respect to the Building, (iv) make unobtainable from reputable insurance companies authorized to do business in the State of Connecticut at standard rates any fire insurance with extended coverage, or liability, elevator or boiler or other insurance required to be furnished by Landlord under the terms of any lease or mortgage to which this Lease is subordinate, (v) cause, or in Landlord's opinion be likely to cause, physical damage to the Building or any part thereof, (vi) constitute a public or private nuisance, (vii) impair in the opinion of the Landlord the appearance, character or reputation of the Building,
(viii) discharge objectionable fumes, vapors or odors into the Building air conditioning system or into Building flues or vents not designed to receive them or otherwise in such manner as may unreasonably offend other occupants, (ix) impair or interfere with any of the Building services or the proper and economic heating, cleaning, air conditioning or other servicing of the Building or the Demised Premises or impair or interfere with or tend to impair or interfere with the use of any of the other areas of the Building by, occasion or discomfort, annoyance or inconvenience to, Landlord or any of the other tenants or occupants of the Building, or (x) cause Tenant to default in any of its other obligations under this Lease. The provisions of this Section, and application thereof, shall not be deemed to be limited in any way to or by the provisions of the following Sections of this Article or any of the Rules and Regulations referred to in
Article 13 or Exhibit "C" attached hereto, except as may therein be expressly otherwise provided.

2.04 If any government license or permit, other than a Certificate of Occupancy, shall be required for the proper and lawful conduct of Tenant's business in the Demised Premises, or any part thereof and if failure to secure such license or permit would in any way affect Landlord, then Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same to inspection by Landlord. Tenant shall at all times comply with the terms and conditions of each such license or permit, but in no event shall failure to procure and maintain same by Tenant affect Tenant's obligations hereunder.

2.05 Tenant shall not at any time use or occupy or suffer or permit anyone to use or occupy the Demised Premises, or do or permit anything to be done in the Demised Premises, in violation of the Certificate of Occupancy for the Demised Premises or for the Building.

2.06 Tenant shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot which such floor was designed to carry and which is allowed by certificate, rule, regulation, permit or law. Landlord reserves the right to prescribe the weight and position of all safes and vaults, which must be placed by Tenant, at Tenant's expense.

2.07 Notwithstanding anything to the contrary contained herein, Tenant may, at its sole cost and expense, install and use a household-type oven and stove top, refrigerator and/or microwave oven in the pantry portion of the Demised Premises for use by Tenant's employees and for occasional use for food preparation for clients of Tenant. All such installations and all work relating thereto (e.g. installation of required venting, etc.) shall be performed in accordance with the provisions of Article 14 hereof. Without limiting the generality of any other provisions of this Lease, (a) all such installations shall be performed in compliance with (i) laws, rules, orders and regulations of governmental authorities having jurisdiction thereof, and (ii) rules and regulations of the Landlord attached as Exhibit C hereto; (b) prior to the expiration or earlier termination of this Lease, all such installations shall be removed from the Demised Premises and the area where such installations are made shall be restored to substantially the condition which exists on the date of this Lease, including removal of all venting and repair of all wall and/or roof penetrations; and (c) Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, damages, losses, liabilities, costs and expenses (including reasonable attorneys' fees and disbursements) arising out of or in connection with the use of any such machines and appliances. In the event that due to Tenant's use of the Demised Premises, insects or vermin are present in or about the Demised Premises, Tenant shall pay the cost for periodic extermination services as Landlord may require. In the event that Landlord determines that Tenant's use of water in the Demised Premises exceeds that of ordinary office use, Landlord may install a water meter to measure Tenant's water consumption and Tenant shall pay the cost of installation of such meter and for Tenant's usage of water as measured thereby.

                                    ARTICLE 3

                       PREPARATION OF THE DEMISED PREMISES


3.01 Landlord's Initial Work. (a) Landlord, at its expense, will cause the Demised Premises to be in "broom clean" condition ("Landlord's Initial Work")

(b) Landlord's agreement to do Landlord's Initial Work shall not require it to incur overtime costs and expenses and shall be subject to unavoidable delays due to acts of God, governmental restrictions, strikes, labor disturbances, shortage of materials and supplies and for any other causes or events beyond Landlord's reasonable control.

3.02 Tenant's Initial Work. Tenant and its employees, agents and contractors shall be permitted access to the Demised Premises upon full execution and delivery of this Lease for the sole purpose of performing work and making installations in the Demised Premises in order to prepare same for Tenant's initial occupancy thereof, which shall include the installation of a building standard sprinkler system in the Demised Premises and the installation of sixty
(60) tons of base building HVAC to service the Demised Premises ("Tenant's Initial Work"). All architectural, mechanical and engineering plans and all of Tenant's contractors shall be subject to Landlord's prior written approval which approval shall not be unreasonably withheld. Notwithstanding anything to the contrary contained in this Lease, Tenant shall be required to use the following subcontractors in connection with Tenant's Initial Work: (a) Simplex for fire/life safety systems, (b) Automated Building Controls, Inc. for the energy management system; and (c) Fairfield County Sprinkler for installation of the building standard sprinkler system. In addition, with respect to the installation of sixty (60) tons of base building HVAC to service the Demised Premises (specifically limited to providing (i) the HVAC units and the main trunk line into the Demised Premises with respect to the HVAC units to be installed within the core of the Demised Premises, and (ii) the HVAC units only (i.e. without the distribution system therefor) with respect to the HVAC units to be installed above the drop ceiling) (the "HVAC Work"), Landlord will provide Tenant with a list of the HVAC subcontractors from whom Tenant must solicit bids for the HVAC Work and, upon receipt of such bids, Tenant will promptly provide Landlord with copies thereof. After review of the bids for the HVAC Work, Landlord will have sole discretion to select the HVAC subcontractor which Tenant must select to perform the HVAC Work (which subcontractor need not necessarily be the low bidder). Any work relating to the HVAC system starting from the end of the main trunk line into the Demised Premises (with respect to the HVAC units to be installed within the core of the Demised Premises) and from the HVAC units themselves (with respect to the HVAC units to be installed above the drop ceiling) shall be bid out separately by Tenant. For avoidance of confusion, the parties acknowledge that the HVAC Work is being specifically defined herein in order to facilitate the calculation of the portion of the Tenant Improvement Allowance (as defined in Exhibit D, Paragraph 6) payable by Landlord with respect to the HVAC Work. It is expressly acknowledged and agreed that with respect to the HVAC units to be installed as part of the HVAC Work above the drop ceiling (as opposed to in the core of the Demised Premises), the distribution system therefor will not be installed as part of the HVAC Work but, rather, will be installed as a separate component of Tenant's Initial Work, and therefore the cost of such distribution system will not be included in calculating the HVAC Work component of the Tenant Improvment Allowance.

Landlord shall have the right to designate the specific types of HVAC units to be installed as part of the HVAC Work and the exact locations of all such HVAC units which will be installed within the core of the Demised Premises. All other HVAC units will be installed within the Demised Premises as part of the HVAC Work will be located above the drop ceiling to be installed in the Demised Premises as part of Tenant's Initial Work in locations as shown on the plans for Tenant's Initial Work, which plans are subject to approval by Landlord in accordance with the terms of this Lease. All of Tenant's duties and obligations set forth in Article 14 with respect to Tenant's Work in general and in Exhibit D shall be applicable to and binding upon Tenant with respect to Tenant's Initial Work.

                                    ARTICLE 4
                    WHEN DEMISED PREMISES READY FOR OCCUPANCY

4.01 The Demised Premises shall be deemed ready for occupancy on the earliest date on which all of the following conditions have been met:

        (1) A Certificate of Occupancy (temporary or final or a permission to occupy) for the Demised Premises (not the Building) has been issued not inconsistent with Tenant's use of the Demised Premises as permitted under Section 2.01 hereof.

        (2) Landlord's Initial Work and Tenant's Initial Work have been substantially completed. "Substantially completed" as used herein is defined to mean when the only items to be completed are punchlist items, which items not materially interfere with Tenant's occupancy of the Demised Premises.

        (3) The facilities and systems serving the Building and passing through the Demised Premises have been completed to the extent required to provide adequate services to the Demised Premises.

4.02 If the occurrence of any of the conditions listed in Section 4.01, and thereby the making of the Demised Premises ready for occupancy, shall be delayed due to any act or omission of Tenant within Tenant's control or any of its employees, agents or contractors, including but not limited to, failure by Tenant to plan or execute work to be performed by Tenant or by a party employed by Tenant diligently and expeditiously, then the Demised Premises shall be deemed ready for occupancy on the date when it would have been ready but for any such delay. Each such delay shall hereinafter be referred to as a "tenant delay".

4.03 If the whole of the Demised Premises shall not be ready for occupancy at approximately the same time, Tenant may, with the written consent of Landlord, take possession of any part or parts of the Demised Premises for its use and occupancy before the Rent Commencement Date, provided that a temporary or permanent Certificate of Occupancy shall have been obtained for the part or parts of the Demised Premises in respect of which Tenant desires to take possession. Tenant shall be deemed to have taken possession of a part of the Demised Premises for use and occupancy (herein called "actual possession") when any personnel of Tenant or anyone claiming under or through Tenant shall first occupy such part for the conduct of business. Tenant's actual possession of any part of the Demised Premises prior to the Rent Commencement Date shall be subject to all of the obligations of this Lease, including the payment of fixed and additional rent, which payment shall be reasonably apportioned.

4.04 On the Rent Commencement Date or at such time as Tenant shall take actual possession of the whole or part of the Demised Premises, whichever shall be earlier, it shall be conclusively presumed that the same were in satisfactory condition as of the Rent Commencement Date or the date or dates of such taking of possession, unless within thirty (30) days after such date Tenant shall have given Landlord notice specifying in which respects Landlord's Initial Work was not in satisfactory condition. However, nothing contained in this Section shall be deemed to relieve Landlord from latent defects.

                                    ARTICLE 5
                                SECURITY DEPOSIT

5.01 Tenant, upon the execution of this Lease, has deposited with Landlord the sum of EIGHT HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($850,000.00) (the "Security Deposit"), receipt of which is hereby acknowledged by Landlord. The Security Deposit shall be held by Landlord in a passbook-type interest bearing account, as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease by Tenant to be kept and performed during the term hereof. If at any time during the term of this Lease any of the rent herein reserved or any other sum payable by Tenant to Landlord hereunder shall be overdue and unpaid beyond the expiration of the applicable notice and cure period provided herein for the cure thereof (if any), then Landlord may, at the option of Landlord (but Landlord shall not be required to), appropriate and apply any portion of the Security Deposit toward any such overdue rent or other sum. Provided Tenant is not then in default in the payment of fixed rent or additional rent or the performance of its other obligations under this Lease beyond the expiration of the applicable notice and cure period provided herein for the cure thereof (if any), then, at the end of each of the first ten (10) Lease Years, upon reasonable advance request by Tenant, Landlord shall refund to Tenant a portion of the Security Deposit (or, if applicable, Landlord shall authorize Tenant to reduce the Letter of Credit) so that the amount of the Security Deposit then remaining shall be as follows:

                  End of                                      Amount of Security
                  Lease Year                                  Deposit Remaining
                  ----------                                  -----------------
                  1                                           $783,300.00
                  2                                           $716,600.00
                  3                                           $649,900.00
                  4                                           $583,200.00
                  5                                           $516,500.00
                  6                                           $449,800.00
                  7                                           $291,600.00
                  8                                           $224,900.00
                  9                                           $158,200.00
                  10                                          $ 91,500.00


Notwithstanding the foregoing, the $158,200.00 refund or reduction of the Letter of Credit following the end of the seventh (7th) Lease Year is further conditioned upon Tenant providing Landlord with either (a) its then most recent audited financial statement reflecting a net worth of at least $20,000,000.00; or (b) proof acceptable to Landlord in Landlord's reasonable discretion that at such time Tenant has free and clear cash on hand equal to at least three (3) times Tenant's cash requirements for the trailing twelve (12) month period.

Notwithstanding the foregoing, if, at any time during the term, Tenant shall be in default in the payment of fixed rent or additional rent or the performance of its other obligations under this Lease, then the amount of the Security Deposit shall not be reduced as aforesaid and the Security Deposit shall be promptly increased to reflect the amount set forth in the first sentence of this Section
5.01 above.

5.02 In the event of the failure of Tenant to keep and perform any of the terms, covenants and conditions of this Lease to be kept and performed by Tenant, then Landlord, at its option, may appropriate and apply only so much of the Security Deposit as may be necessary to compensate the Landlord for loss or damage sustained or suffered by Landlord due to such breach on the part of Tenant. Should the entire Security Deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall, upon the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore the Security Deposit to the original sum deposited, and Tenant's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. Provided Tenant is not then in default hereunder, the Security Deposit shall be returned in full to Tenant at the end of the term of this Lease, or upon the earlier termination of this Lease.

5.03 Landlord may deliver the Security Deposit to the purchaser of Landlord's interest in the Building, in the event that such interest be sold, and thereupon Landlord shall be discharged from any further liability with respect to the Security Deposit, provided the transferee actually receives same.

5.04 In lieu of a cash deposit set forth in Section 5.01, Tenant may deliver, upon its execution of this lease, the Security Deposit to Landlord in the form of a clean, irrevocable, non-documentary and unconditional, stand-by letter of credit in the amount of the Security Deposit (the "Letter of Credit") issued by and drawable upon any commercial bank, trust company, national banking association or savings and loan association satisfactory to Landlord with offices for banking and drawing purposes in New York, New York or Stamford, Connecticut (the "Issuing Bank"), which has outstanding unsecured, uninsured and unguaranteed indebtedness, or shall have issued a letter of credit or other credit facility that constitutes the primary security for any outstanding indebtedness (which is otherwise uninsured and unguaranteed), that is then rated, without regard to qualification of such rating by symbols such as "+" or "-" or numerical notation, "Aa" or better by Moody's Investors Service and "AA" or better by Standard & Poor's Ratings Service (and is not on credit-watch with negative implications), and has combined capital, surplus and undivided profits of not less than $750,000,000. The Letter of Credit shall (i) name Landlord as beneficiary at the following address: c/o Reckson Associates Realty Corp., 225 Broadhollow Road, CS 5341 Melville, New York 11747, Attention: Corporate Controller, (ii) be in the amount of the Security Deposit, (iii) have a term of not less than one year, (iv) permit multiple drawings, (v) be fully transferable by Landlord multiple times without the consent of Tenant or the payment of any fees or charges, and (vi) otherwise be in form and content satisfactory to Landlord. If upon any transfer of the Letter of Credit, any fees or charges shall be so imposed, then such fees or charges shall be payable solely by Tenant and the Letter of Credit shall so specify. The Letter of Credit shall provide that it shall be deemed automatically renewed, without amendment, for consecutive periods of one year each thereafter during the Term through the date that is at least sixty (60) days after the Expiration Date, or any renewal or extension thereof, unless the Issuing Bank sends a notice (the "Non-Renewal Notice") to Landlord by certified mail, return receipt requested, attention:
Corporate Controller (at the address set forth in this Section 5.04 above) not less than 60 days prior to the then-current expiration date of the Letter of Credit, stating that the Issuing Bank has elected not to renew the Letter of Credit. Landlord shall have the right, upon receipt of a Non-Renewal Notice, to draw the full amount of the Letter of Credit, by sight draft on the Issuing Bank, and shall thereafter hold or apply the cash proceeds of the Letter of Credit pursuant to the terms of this Article 5. The Letter of Credit shall state that drafts drawn under and in compliance with the terms of the Letter of Credit will be duly honored upon presentation to the Issuing Bank at an office location in the New York, New York or Stamford, Connecticut. The Letter of Credit must be payable to Landlord or an authorized representative of Landlord upon presentation of only the Letter of Credit and a sight draft, and shall not contain as a condition to draw the requirement of Landlord's certification or other statement as to the existence of Tenant's default. The Letter of Credit shall be subject in all respects to the International Standby Practices 1998, International Chamber of Commerce Publication No. 590. The Letter of Credit shall provide that all fees and expenses are for the account of the applicant. The Letter of Credit shall provide that all costs relating to the Letter of Credit will be billed to and paid by Tenant. Landlord shall not be responsible for bank error. The Letter of Credit shall not be a limitation on Landlord's damages or other rights under this lease, or a payment of liquidated damages or an advance payment of rent. Tenant is required to cooperate with Landlord, at Tenant's expense, if it becomes necessary to have the Letter of Credit re-issued to a new owner or modified or amended as reasonably required by Landlord to carry out the intent, terms and conditions of this Article 5. In the event that Tenant elects to deliver a Letter of Credit in lieu of a cash deposit, then such Letter of Credit shall be in the form annexed hereto as Exhibit G.

                                    ARTICLE 6
              ADJUSTMENTS OF RENT FOR CHANGES IN REAL ESTATE TAXES

6.01     (A)      The term "Tax Base Year" shall mean the tax fiscal year of
                  July 1, 2003 to June 30, 2004.

         (B) The term "Common Areas" shall mean the land and pedestrian deck, as shown on Exhibit "F", together with the parking garage and loading dock facility.

         (C) The term "Real Estate Taxes" shall mean 100% of the taxes and assessments levied, assessed or imposed at any time by any governmental authority upon or against the Building and 48.24% of such taxes and assessments levied against the Common Areas, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from the Building and Common Areas, to the extent that same shall be in lieu of or in addition to all or a portion of any of the aforesaid taxes or assessments upon or against the Building and Common Areas. The term "Real Estate Taxes" shall not mean any interest or penalties which may become due by reason of the failure to pay any such taxes when due and payable; or any municipal, state or federal income, estate, inheritance, transfer, corporate or franchise taxes assessed against Landlord unless and to the extent that same is assessed in lieu of part or all of real estate taxes as presently constituted and are computed as if Landlord owned no other property.

         (D)      The term "Tenant's Proportionate Share" shall be 3.85%.

         (E) The phrase "Real Estate Taxes payable by Landlord" shall not include Real Estate Taxes for which Landlord is reimbursed by Tenant under Section 1.05 or by other tenants of the Building under similar provisions of their leases.

         (F) In the event that, after a statement has been sent to Tenant, an assessment or valuation which had been utilized in computing the Real Estate Taxes for a tax fiscal year is reduced (as a result of settlement, final determination or legal proceedings or otherwise), and as a result thereof a refund of Taxes is actually received by or on behalf of Landlord, promptly after receipt of such refund, Landlord shall send Tenant a statement adjusting the Real Estate Taxes for such tax fiscal year (taking into account the expenses mentioned in the last sentence of this subparagraph (f) and setting forth Tenant's Proportionate Share of such refund) and Tenant shall be entitled to receive such share by way of a credit against the additional rent next becoming due after the sending of such statement; provided, however, that Tenant's Proportionate Share of such refund shall be limited to the amount, if any, which Tenant had theretofore paid to Landlord as increased additional rent for such tax fiscal year on the basis of the assessed valuation before it had been reduced. All expenses, including attorneys' and appraisers' fees and disbursements, expenses and other witnesses' fees, incurred in contesting the validity or amount of any Real Estate Taxes or in obtaining a refund shall be considered as part of the Real Estate Taxes for such year.

         (G) In the event that any time during a tax fiscal year after the Tax Base Year the assessment or valuation which had been utilized in computing the Real Estate Taxes for the additional rent for any tax fiscal year is reduced (as a result of settlement, final determination or legal proceedings or otherwise), so that the Taxes payable for such tax fiscal year is less than the Taxes payable by Tenant for the Tax Base Year then and in such event: (i) the Taxes for the Tax Base Year shall become the lower assessment or valuation effective as of the tax fiscal year in which said settlement or final determination was reached (hereinafter the "Updated Tax Base Year"); and (ii) Tenant shall pay as additional rent Tenant's Proportionate Share of the amount by which the Taxes for each succeeding tax fiscal year after the Updated Tax Base Year, exceeds the taxes for the Updated Tax Base Year. Landlord promptly shall send to Tenant a statement setting forth the basis for the Updated Tax Base Year and all adjustments and additional rent payments.

6.02     (A)      In addition to the fixed rent, Tenant agrees to pay as
                  additional rent an amount equal to Tenant's Proportionate
                  Share of the excess of Real Estate Taxes payable by Landlord for each tax fiscal year of the City which is subsequent to the Tax Base Year, over the Real Estate Taxes payable by
                  Landlord for the Tax Base Year.

         (B) Tenant's obligation to pay such additional rent under (a) above, shall commence on the July 1st or January 1st (whichever comes first) after the Tax Base Year; and Tenant shall pay such additional rent, with respect of each fiscal year subsequent to the Tax Base Year, in two equal installments, on such July 1st or January 1st (as the case may be) and each subsequent July 1st and January 1st during the balance of the term of this Lease (but in no event shall such payments be due earlier than ten (10) days after delivery to Tenant of a statement therefor).

         (C) Within thirty (30) days after the Expiration Date, Landlord shall pay to Tenant an amount equal to the portion, if any, of such additional rent which is attributable to the period subsequent to the Expiration Date.

         (D) The dates for the payment of taxes, July 1st and January 1st, are based on the present dates for the payment of real estate taxes in the City. If the City or other governmental authority changes the dates for the payment of Real Estate Taxes then the changed dates shall be sequentially substituted for the July 1 and January 1 dates contained herein.

6.03 Upon Tenant's request, Landlord shall furnish to Tenant a copy of the Assessor's report or reports showing the assessment for the Building and the Common Areas and the report or reports showing the increased assessment therefor and all applicable tax bills, or such other evidence coming from the Assessor's and/or Tax Collector's office which will show the assessments and tax involved or some other reasonable documentation of the matter.

                                    ARTICLE 7
                ADJUSTMENT OF RENT FOR CHANGES IN OPERATING COSTS

7.01     (A)      In the event that the Operating Costs for an Operating
                  Year shall exceed the Operating Costs for the Base Year, Landlord shall adopt a date (the "Adjustment Date"), in the succeeding Operating Year, and within ten (10) days of the Adjustment Date, Tenant shall pay to Landlord an amount equal to the Tenant's Proportionate Share of such excess (without setoff or deduction of any kind and as additional rent), less the amount of additional rent, if any, which Tenant paid to Landlord, as additional rent under subparagraph (b) below, during the Operating Year in question.

         (B) Tenant also shall pay to Landlord, as additional rent (in equal monthly installments) in each Operating Year, retroactive to the first month of such year, a sum equal to one-twelfth (1/12th) of Tenant's Proportionate Share of the amount by which the projected Operating Costs for the current Operating Year exceed the Operating Costs for the Base Year. In no event shall Tenant's Proportionate Share of Operating Costs for any Operating Year during the Term hereof be less than Tenant's Proportionate Share of Operating Costs for the Base Year.

         (C) If the Operating Costs for any Operating Year shall be less than the Operating Costs for the previous year, Landlord shall credit such amount of Tenant's Proportionate Share to Tenant, but in no event will the fixed rent be reduced below that amount stated in Article 1.

7.02 For the purposes of this Article, the following terms shall have the following meanings:

         (A) The term "Base Year" shall mean January 1, 2004 through December 31, 2004.

         (B) The term "Operating Year" shall mean each twelve month period adopted by the Landlord subsequent to the Rent Commencement Date.

         (C) The term "Common Areas" shall mean the land and pedestrian deck, as shown on Exhibit "F", together with the parking garage and loading dock facility.

         (D) The term "Adjustment Date" shall be a date adopted by the Landlord subsequent to each Operating Year.

         (E) The term "Tenant's Proportionate Share" shall be 3.85%.

         (F) The term "Operating Costs" shall mean the aggregate of all expenses paid or incurred by Landlord for the operation of the Building, and 48.24% of such expenses paid or incurred by Landlord for the operation of the Common Areas, and shall include without limitation the following:

             (I) Wages and salaries paid by Landlord, including all fringe benefits and taxes related thereto paid by Landlord, of employees directly and solely engaged in cleaning, maintenance and repair of the Building, Building equipment and Common Areas, and performing the functions of garbage and snow removal, landscaping and security, including a customary managing agent's fee, or cost to Landlord of an independent contractor performing any such services;

             (II) Any and all supplies and materials utilized by Landlord or independent contractors of Landlord in the performance of the items set forth in subparagraph (i) immediately preceding;

             (III) The cost of supplying utilities to the Building and Common Areas;

             (IV) Insurance premiums paid by Landlord with respect to the Building and Common Areas; and

             (V) Expenditures incurred by Landlord after substantial completion of the Building for any equipment, device or capital improvement which is required by any law, statute or regulation or a requirement of the insurance carrier or which is designed as a labor-saving measure or designed to effect other economies or efficiencies in the operation or maintenance of the Demised Premises, Common Areas or the Building Equipment except to the extent such expenses exceed $50,000.00, in which case the annual amortization (on a straight-line basis over a depreciable life in accordance with generally accepted accounting principles consistently applied, with interest calculated at an annual rate of one (1) percentage point above the prime rate at the time of Landlord's having made such expenditure) of such expenses shall be included in Operating Costs; and

             (VI) Legal and accounting fees and disbursements, and any other expense or charge of any nature whatsoever which, in accordance with generally accepted accounting principles with respect to the operation of a first-class office building, would be construed as an operating expense, excluding, however, real property taxes, depreciation, interest on and amortization of debt, and any items otherwise properly constituting such an operating expense to the extent payment therefor is received from or payable by tenants for services rendered or performed directly for the account of such tenants or for which a tenant pays directly under an electricity schedule.

7.03 Landlord shall advise Tenant by written statement certified to be correct by Landlord or its agent, of increased Operating Costs for any Operating Year. The statement shall delineate the amount of Tenant's Proportionate Share caused by such increase, shall establish the Adjustment Date, and set forth the manner in which the adjustment is computed. Landlord's failure to render a statement with respect to increases in Operating costs for any Operating Year shall not prejudice Landlord's right to thereafter render a statement with respect thereto or with respect to any subsequent Operating Year. Furthermore, nothing herein contained shall restrict Landlord from issuing a statement or from revising an estimate at any time that there is an increase in Operating Costs during any Operating Year or at any time thereafter. The rights and obligations of Landlord and Tenant under the provisions of this Article with respect to any additional rent shall survive the termination of this Lease.

7.04 Tenant and Landlord agree that for all purposes in any way connected with or arising out of this Article, the statement delivered by Landlord pursuant to
Section 7.03 shall be binding and conclusive on both parties hereto unless objected to by Tenant in writing within sixty (60) days after receipt thereof. Tenant's objection shall be in writing and specify the respects in which the statement is claimed to be incorrect. Provided that Tenant has made timely payment of Tenant's Proportionate Share of Operating Costs, the Tenant shall have the right to require the production of Landlord's books which relate to these items of cost and the right, within thirty (30) days subsequent to the production of Landlord's books, to deliver notice of disagreement with respect to any item of Operating Costs. Any review of Landlord's books shall be (a) performed by a reputable firm of certified public accountants engaged by Tenant on a fee-paid basis (as opposed to a contingency fee basis), who shall execute and deliver to Landlord an undertaking, whereby such accounting firm: (i) covenants not to disclose to any person or entity (other than Tenant) any information received by or made available to such accounting firm in connection with the review, (ii) agrees not to solicit or accept engagement by other tenants in the Building for the purpose of performing a review of Landlord's books on their behalf, and
(iii) agrees that while it may review the applicable books at Landlord's record-keeping office, no copies may be made, nor may any such books be removed from such record-keeping office; (b) performed during Business Hours (as defined in Section 17.01 hereof), upon prior appointment with Landlord at Landlord's record-keeping office; and (c) shall be completed within one hundred eighty
(180) days following Tenant having received the statement delivered by Landlord pursuant to Section 7.03.

7.05 Anything to the contrary herein notwithstanding, Landlord shall have the right at any time to calculate Operating Costs for the Building and the other buildings comprising the Landmark Square Complex (the "Complex") separately rather than together and to collect from Tenant as additional rent Tenant's Proportionate Share of the excess of the Building 's Operating Costs for the Operating Year in question over the Building's Operating Costs for the Base Year; in such event Landlord shall give Tenant at least thirty (30) days advance notice of the said manner of calculation ("Landlord's Change Notice"). At the time said adjustments are made in calculating Operating Costs for the Operating Years (or portions thereof) falling after the effective date of Landlord's Change Notice, appropriate adjustment shall be made in Operating Costs for the Base Year.

7.06 Notwithstanding that in certain provisions of this Lease, it is specified that Landlord shall perform certain obligations and services as an Operating Cost, whereas the Lease is silent in regards to other obligations and services, all obligations and services to be performed by Landlord shall be included as an Operating Cost to the extent that they fall within the definition of Operating Costs in Section 7.02(f) hereof. The costs of any services included in Operating Costs, which services are performed by subsidiaries or affiliates of Landlord or Landlord's agents shall be competitive in price for comparable contracts and transactions with unaffiliated entities for the performance of such services in comparable buildings.


                                    ARTICLE 8
           SUBORDINATION, ATTORNMENT, NOTICE TO LESSOR AND MORTGAGEES

8.01 This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respects to all present and future ground leases, over-riding leases and underlying leases and/or grants of term of the land and/or the Building or the portion thereof in which the Demised Premises are located in whole or in part now or hereafter existing and to all mortgages and building loan agreements, including leasehold mortgages and building loan agreements, which may now or hereafter affect the land and/or the Building and/or any of such leases, whether or not such mortgages shall also cover other lands and/or buildings, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and spreaders, consolidations and correlations of such mortgages. This Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute and deliver an instrument, in recordable form, if required, that Landlord, the lessor of any such lease or the holder of any such mortgage or any of their respective successors in interest may request to evidence such subordination, and Tenant hereby constitutes and appoints Landlord attorney-in-fact for Tenant to execute any such instrument for and on behalf of Tenant. The leases to which this Lease is, at the time referred to, subject and subordinate pursuant to this Article are hereinafter sometimes called "superior leases" and the mortgages to which this Lease is at the time referred to, subject and subordinate are hereinafter sometimes called "superior mortgages" and the lessor of a superior lease or its successor in interest at the time referred to is hereinafter sometimes called a "lessor".

8.02 Landlord hereby notifies Tenant that in accordance with the terms of a superior mortgage, this Lease may not be modified or amended so to reduce the rent, shorten the term, or adversely affect in any other respect to any material extent the rights of the Landlord hereunder, or be cancelled or surrendered without the prior written consent of the holder of the superior mortgage in each instance, except that said holder's consent shall not be required to the institution or prosecution of any action or proceedings against Tenant by reason of a default on the part of Tenant under the terms of this Lease.

8.03 This Lease shall not terminate or be terminable by Tenant by reason of any termination of the ground lease, by summary proceedings, foreclosure of a superior mortgage, or otherwise. Tenant agrees without further instruments of attornment in each case, to attorn to the lessor under the ground lease, or the mortgagee under the superior mortgage, as the case may be, to waive the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the Demised Premises in the event the ground lease is terminated or a superior mortgage is foreclosed, and that unless and until the lessor, or mortgagee, as the case may be, shall elect to terminate this Lease, this Lease shall not be affected in any way whatsoever by any such proceeding or termination, and Tenant shall take no steps to terminate this Lease without giving written notice to the lessor under the ground lease, or mortgagee under a superior mortgage, and a reasonable opportunity to cure (without such lessor or mortgagee being obligated to cure), any default on the part of the Landlord under this Lease.

8.04 If any act or omission by Landlord would give Tenant the right, immediately or after lapse of time, to cancel or terminate this Lease or to claim a partial or total eviction, Tenant will not exercise any such right until (a) it has given written notice of such act or omission to each holder of a superior mortgage and to each holder of a superior lease, whose name and address shall have previously been furnished to Tenant, by delivering notice of such act or omission addressed to each such party at its last address so furnished and (b) a period for remedying such act or omission shall have elapsed following such giving of notice and following the time when such senior interest holder shall have become entitled under such senior interest, as the case may be, to remedy the same (which period shall be equal to, and immediately follow, the full period to which Landlord would be entitled under this Lease to effect such remedy) provided such senior interest holder shall, with reasonable diligence, give Tenant notice of its intention to remedy such act or omission and shall commence and continue to act upon such intention. Notwithstanding the foregoing, nothing shall impose any obligation on such holder actually to remedy such act or omission.

8.05 Landlord shall use commercially reasonable efforts to deliver a subordination, nondisturbance and attornment agreement ("Nondisturbance Agreement") from Landlord's current and future mortgagees on such mortgagee's standard form. Tenant shall be responsible for, and shall pay to Landlord upon Landlord's request therefor, all reasonable costs incurred by Landlord in Landlord's effort to provide such agreement. In the event that a mortgagee shall be unwilling to enter into a Nondisturbance Agreement as aforesaid, this Lease shall remain in full force and effect and the obligations of Tenant shall not in any manner be affected.

                                    ARTICLE 9
                                 QUIET ENJOYMENT

9.01 Landlord covenants that if, and so long as, Tenant is not in default of the terms of this Lease beyond the applicable notice and cure period provided herein for the cure thereof (if any), Tenant shall quietly enjoy the premises without hindrance or molestation by Landlord or by any other person lawfully claiming the same, subject to the covenants, agreements, terms, provisions and conditions of this Lease.

                                   ARTICLE 10
                       ASSIGNMENT, MORTGAGING, SUBLETTING

10.01 Neither this Lease, nor the term and estate hereby granted, nor any part hereof or thereof, nor the interest of Tenant in any sublease or the rentals thereunder, shall be assigned, mortgaged, pledged, encumbered or otherwise transferred by Tenant by operation of law or otherwise, and neither the Demised Premises, nor any part thereof, shall be encumbered in any manner by reason of any act or omission on the part of Tenant or anyone claiming under or through Tenant, nor shall be sublet to be used or occupied or permitted to be used or occupied, or utilized for desk space or for mailing privileges, by anyone other than Tenant or for any purpose other than as permitted by this Lease, without the prior written consent of Landlord in every case, except as expressly otherwise provided in this Article.

         Furthermore, no assignment shall be binding on Landlord unless the assignee shall execute, acknowledge and deliver to Landlord (a) a duplicate original instrument of assignment in form and substance reasonably satisfactory to Landlord, duly executed by Tenant, and (b) an agreement, in form and substance reasonably satisfactory to Landlord, duly executed by the assignee, whereby the assignee shall unconditionally assume in accordance with the terms and conditions of this Lease observance and performance of, and agree to be bound by all of the terms, covenants and conditions of this Lease on Tenant's part to be observed or performed, including, without limitation, the provisions of this Article with respect to all future assignments; but the failure or refusal of the assignee to execute or deliver such an agreement shall not release the assignee from its liability for the obligations of Tenant hereunder assumed by acceptance of the assignment of this Lease.

10.02 If this Lease is assigned, whether or not in violation of the provisions of this Lease, Landlord may collect rent from the assignee. If the Demised Premises or any part thereof is sublet or is used or occupied by anybody other than Tenant, whether or not in violation of this Lease, Landlord may, after default by Tenant, and expiration of Tenant's time to cure such default, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the rents herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of Section 10.01, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of Tenant's obligations under this Lease. The consent by Landlord to assignment, mortgaging, subletting or use or occupancy by others shall not in any way be considered to relieve Tenant from obtaining the express written consent of Landlord to any other or further assignment, mortgaging or subletting or use or occupancy by others not expressly permitted by this Article. References in this Lease to use or occupancy by others, that is anyone other than Tenant, shall not be construed as limited to subtenants and those claiming under or through sub-tenants but as including also licensees and others claiming under or through Tenant, immediately or remotely.

10.03 Tenant, upon prior written notice to Landlord, but without Landlord's consent, may permit any corporations or other business entities which control, are controlled by, or are under common control with Tenant (herein called "related corporations") to use the whole or part of the Demised Premises for any of the purposes permitted to Tenant, subject however to compliance with Tenant's obligations under this Lease. Such use shall not be deemed to vest in any such related corporation any right or interest in this Lease or in the Demised Premises, nor shall such use release, relieve, discharge or modify any of Tenant's obligations hereunder.

10.04 Tenant, upon prior written notice to Landlord, but without Landlord's consent, may assign or transfer its entire interest in the Lease and the leasehold estate hereby created or sublet the whole of the Demised Premises on one or more occasions to a "wholly owned subsidiary" or "affiliate" of Tenant or to a "successor corporation" of Tenant, as such terms are hereinafter defined, provided that Tenant shall not then be in default in any of the terms, covenants, conditions and agreements of this Lease beyond the expiration of the applicable notice and cure period provided herein for the cure thereof (if any), including but not limited to the payment of the fixed rent or additional rent payable by Tenant hereunder. A "wholly owned subsidiary" of Tenant shall mean any corporation all of whose outstanding voting stock shall at the time be owned, directly or indirectly, by Tenant or by one or more of its wholly owned subsidiaries. An "affiliate" of Tenant shall mean any corporation or other entity or business form which directly or indirectly controls or is controlled by or is under common control with Tenant. For purposes of this definition, "control" (including "controlling," "controlled by" and "under common control with") as used with respect to any corporation or other entity or business form, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation or other entity or business form, whether through the ownership of voting securities, or by contract or otherwise. A "successor corporation" as used in this Article, shall mean (i) a corporation into which or with which Tenant, its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for the merger or consolidation of corporations, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation the liabilities of the corporations participating in such merger or consolidation are assumed by the corporation surviving such merger or consolidation, or (ii) a corporation or other entity or business form acquiring this Lease and the term hereby demised, the goodwill and all or substantially all of the other property and assets of Tenant, its corporate successors or assigns, and assuming all or substantially all of the liabilities of Tenant, its successors and assigns, or (iii) any corporate successor to a successor corporation or other entity or business form becoming such by either of the methods described in Clauses (i) and (ii); provided that, prior to such merger or consolidation, or such acquisition and assumption as the case may be, Tenant delivers to Landlord (a) a fairness opinion from a reputable investment bank stating that the price being paid for the assets or the entity being acquired is fair, and (b) proof acceptable to Landlord in Landlord's reasonable discretion that at such time Tenant has free and clear cash on hand equal to at least three (3) times Tenant's cash requirements for the trailing twelve (12) month period. The acquisition by Tenant, its corporate successors or assigns, of all or substantially all of the assets, together with the assumption of all or substantially all of the obligations and liabilities of any corporation, shall be deemed to be a merger of such corporation into Tenant for the purpose of this Article.

10.05 If Tenant is a corporation, partnership or other business form, and if at any time during the term of this Lease the person or persons who, as of the date this Lease is executed by Tenant, own or owns a majority of (a) such corporation's voting stock (as hereinafter defined), (b) the interests in such partnership, or (c) the equitable ownership interests in such other business form, as the case may be, cease or ceases to own a majority of such voting stock, partnership interest or other equitable ownership interest, as the case may be, then the occurrence of any such event shall be deemed to be an assignment of this Lease with respect to which the Landlord's prior written consent shall be required. This Section 10.05 shall not apply to the public trading of shares of stock of Tenant on a National Exchange (as defined under federal securities laws). This Section 10.05 shall not apply to Kanders & Company, Inc. so long as Clarus Corporation (as it exists on the date hereof as opposed to a "successor corporation" as defined in Section 10.04) is one of the entities comprising Tenant hereunder.

10.06 (A) With respect to each and every sublease or subletting authorized by the provisions of this Article:

                  (I) No subletting shall be for a term ending later than one day prior to the Expiration Date of this Lease, and that part, if any, of the proposed term of any sublease or any renewal or extension thereof which shall extend beyond a date one day prior to the Expiration Date or the earlier termination of the term of this Lease, is hereby deemed to be a nullity.

                  (II) Upon the execution of any such sublease as may be authorized by this Article, Tenant shall promptly deliver to Landlord a copy of each such sublease.

         (B) Notwithstanding anything to the contrary set forth herein, within thirty (30) days of Landlord's receipt of Tenant's notice that Tenant desires to sublease (i) all of the Demised Premises for any length of time, or (ii) any portion of the Demised Premises for all or substantially all of the balance of the then current term of this Lease (i.e. resulting in less than one (1) year remaining in the term of this Lease upon the expiration of such sublease), except with respect to a sublease within the scope of Article 10.04 herein, Landlord may elect to terminate this Lease, as to the entire Demised Premises or as to the relevant portion (at Landlord's option) by delivering notice of such election to Tenant within such thirty (30) day period; provided, however, if Landlord elects to terminate this Lease, Tenant may withdraw its request for consent to such sublease within five (5) days after delivery of Landlord's termination notice, in which case Landlord's election to terminate shall be void and of no force and effect. If Landlord shall have elected to terminate this Lease pursuant to this Section 10.06(b) and Tenant has not withdrawn its request as aforesaid, the Term of this Lease shall cease and come to an end on that day with the same force and effect as though that were the original date set forth as the Expiration Date, and Tenant shall deliver broom clean possession of the Demised Premises or the applicable portion thereof to Landlord, in accordance with the terms of this Lease. Thereafter, neither party shall have any obligations to the other hereunder, except for any fixed rent or additional rent due and owing to the Landlord up to and including the termination of this Lease, any obligations that expressly survive the termination or expiration of this Lease, and as the parties hereto may have agreed otherwise in this Lease or by separate writing. If Landlord fails to exercise such option within said thirty
(30) days and Tenant fails to complete such sublease with a third party (as hereinafter provided within ninety (90) days thereafter), Tenant shall again comply with all the conditions of this Section, as if the notice and option hereinabove referred to had not been given and received.

         (C) In the event Landlord does not exercise its option to terminate this Lease in whole or in part, as the case may be, Landlord covenants not to unreasonably withhold its consent (which must be in writing) to such subletting or assignment, provided, however, that Landlord shall not, in any event, be obligated to consent to any such proposed subletting or assignment unless:

                  (I) At least thirty (30) days prior to the proposed subletting or assignment, Tenant furnishes Landlord with the name and business address of the proposed subtenant or assignee, a counterpart of the proposed subleasing agreement or assignment, and satisfactory information with respect to the nature and character of the business of the proposed subtenant or assignee together with current financial information and references reasonably satisfactory to Landlord;

                  (II) in the reasonable judgment of Landlord the proposed subtenant or assignee is of a character and engaged in a business such as are in keeping with the standards of Landlord in those respects for the Building;

                  (III) the purposes for which the proposed subtenant or assignee intends to use the portion of the Demised Premises sublet to it are uses expressly permitted by and not expressly prohibited by this Lease;

                  (IV) in the case of a subletting, Tenant shall not have listed or publicly advertised the rental rate less than the fixed rent and additional rent (pursuant to Articles 6 and 7) then payable hereunder for such space; but the provisions of this subsection, however, shall not be deemed to prohibit Tenant from negotiating a sublease at a lesser rate of rent and consummating the same insofar as it may be permitted under the provisions of this Article;

                  (V) the proposed subtenant or assignee is not an existing occupant of the Building or any other building owned by Landlord or any affiliate of Landlord in Connecticut;

                  (VI) the proposed subtenant or assignee is not then negotiating with Landlord for space in the Building or in any other building owned by Landlord or any affiliate of Landlord in Connecticut; and

                  (VII) in the case of a subletting of a portion of the Demised Premises, the portion so sublet shall be regular in shape and suitable for normal renting purposes.

         (D) Each subletting pursuant to this Article shall be subject to all the covenants, agreements, terms, provisions and conditions contained in this Lease. Tenant covenants and agrees that notwithstanding any such subletting to Landlord or any such subletting to any other subtenant and/or acceptance of rent or additional rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the fixed rent and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and all acts and omissions of any licensee or subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this Lease and any such violation shall be deemed to be a violation by Tenant. Tenant further covenants and agrees that notwithstanding any such subletting, no other and further subletting of the Demised Premises or any part thereof shall or will be made except upon compliance with and subject to the provisions of this Article.

         (E) Tenant shall reimburse Landlord for any reasonable costs incurred by Landlord to review any proposed subletting or assignment including Landlord's attorneys' fees and disbursements.

         (F) Tenant shall reimburse Landlord for Landlord's costs incurred in connection with plan review or plan approval should Tenant propose alterations to the Demised Premises to make same suitable for the occupancy by Tenant's subtenant or assignee.

         (G) Notwithstanding anything to the contrary contained in this Lease, no sublease shall be permitted (i) during the first twelve (12) full calendar months following the Rent Commencement Date, or (ii) at any time at a sublease rental rate lower than the then current fixed rent payable by Tenant pursuant to this Lease. This Section 10.06(g) shall not apply to subleases under Section 10.04.

10.07 Landlord's approval is required for the use of any name other than Tenant's name for identification on any signs or directory listings in the Building.

         The listing of any name other than that of Tenant, even though approved by Landlord, shall not:

         (A) Constitute a waiver of Landlord's right to withhold consent to any sublet or assignment pursuant to this Article;

         (B) Be deemed an implied consent by Landlord to any sublet of the Premises or any portion thereof, to any assignment or transfer of the lease, or to any unauthorized occupancy of the Premises, except in accordance with the express terms of the Lease; or

         (C) Operate to vest any right or interest in the Lease or in the Premises.

         The use of any such other name or listing as provided above shall constitute a privilege extended by Landlord to Tenant, and shall be revocable at Landlord's will by notice to Tenant; provided, however, Tenant may use the following names during the term of this Lease: Clarus Corporation, Kanders & Company, Inc., Warren B. Kanders Foundation, Inc. and Armor Holdings, Inc.


                                   ARTICLE 11
           COMPLIANCE WITH LAWS AND REQUIREMENTS OF PUBLIC AUTHORITIES

11.01 Tenant shall promptly notify Landlord of any written notice it receives of the violation of any law or requirements of any Federal, State, Municipal or other public authority, and at its expense Tenant shall comply with all laws and requirements of such public authorities which shall, with respect to the Building or the Demised Premises or the use and occupation thereof or the abatement of any nuisance, impose any violation, order or duty on Landlord or Tenant, arising from (i) Tenant's use of the Demised Premises, (ii) the manner of conduct of Tenant's business or operation of its installations, equipment or other property therein, (iii) any cause or condition created by or at the instance of Tenant, or (iv) breach of any of Tenant's obligations hereunder.

                                   ARTICLE 12
                                    INSURANCE

12.01 Tenant shall not do, or permit anything to be done, or keep or permit anything to be kept in the Demised Premises which would increase the fire or other casualty insurance rate on the Building or the property therein over the rate which would otherwise then be in effect (unless Tenant pays the resulting increased amount of premium as provided in Section 12.02) or which would result in insurance companies of good standing refusing to insure the Building or any of such property in amounts and at normal rates reasonably satisfactory to Landlord.

12.02 If, by reason of any act or omission on the part of Tenant, the rate of fire insurance with extended coverage on the Building or equipment or other property of Landlord shall be higher than it otherwise would be, Tenant shall reimburse Landlord, on demand, for that part of the premiums for fire insurance and extended coverage paid by Landlord because of such act or omission on the part of Tenant, which sum shall be deemed to be additional rent and collectible as such.

12.03 In the event that any dispute should arise between Tenant and Landlord concerning rates, a schedule or make up of rates for the Building or the Demised Premises, as the case may be, issued by a Fire Insurance Rating Organization or other similar body making rates for fire insurance and extended coverage for the premises concerned, shall be presumptive evidence of the facts therein stated and of the several items and charges in the fire insurance rates with extended coverage then applicable to such premises.

12.04 Tenant shall obtain and keep in full force and effect during the term of this Lease at its own cost and expense (a) General Comprehensive Commercial Liability insurance on an occurrence basis with minimum limits of liability in an amount of not less than $3,000,000.00 combined single limit coverage for injury, death, damage to property, water damage and sprinkler leakage including legal liability arising out of any one occurrence, which insurance shall contain contractual liability insurance covering the matters set forth in Article 21, which coverage shall be subject to periodic increase as reasonably required by Landlord, protecting Tenant as the insured and Landlord and any other parties whose names have been provided by Landlord to Tenant from time to time as additional insureds (in an endorsement form satisfactory to Landlord); (b) Fire and Extended Coverage Insurance on Tenant's property, insuring against damage by fire, and such other risks and hazards as are insurable under present and future standard forms of fire and extended coverage insurance policies, to Tenant's property for the full insurable value thereof; and (c) any other insurance required by law.

12.05 All such policies of insurance shall be issued by a financially responsible company or companies, authorized to issue such policy or policies, and licensed to do business in the State of Connecticut, which shall be reasonably satisfactory to Landlord, and shall contain endorsements providing as follows: (a) that any such insurance shall not be subject to cancellation, termination, reduction or change, except with thirty (30) days' prior written notice sent by registered or certified mail to Landlord by the insurance company; and (b) that Landlord shall not be liable for any damage by fire or other casualty covered by such insurance, regardless of the cause, it being understood that Tenant shall look solely to its insurer or insurers for reimbursement. Landlord and Tenant waive their right to recover damages against each other for any reason whatsoever to the extent the damaged party recovers from its insurance carrier. Any insurance policy procured by Tenant which does not name the Landlord as an additional insured shall contain an express waiver of any right of subrogation by the insurance company against Landlord. All liability and property damage policies shall contain an endorsement that Landlord, although named as an additional insured, shall nevertheless be entitled to recover under said policies for any loss or damage occasioned to it, its servants, agents and employees. The original policy or policies together with satisfactory evidence of payment of the premium thereof, shall be delivered to Landlord on or before the commencement of Tenant's Initial Work, and upon renewals of such policies, not less than thirty (30) days prior to the expiration of the term of any such coverage. The minimum limits of any insurance coverage required herein to be carried by Tenant shall not limit Tenant's liability under Article 21 hereof.

12.06 In the event that Tenant at any time or times shall fail to obtain or maintain in full force and effect any or all of the insurance polices and coverage required of it hereunder, or should Tenant violate any of the provisions of Section 12.05 herein, Landlord, at its election after ten (10) days written notice to Tenant, and as agent for Tenant, may obtain such insurance or coverage, or additional insurance or coverage as the case may be, pay the premiums thereon or take such other steps as may be necessary to meet the requirements of this Article and thereafter, upon demand, obtain reimbursement of the costs so expended from Tenant. The failure of Landlord to obtain evidence of the required insurance coverage shall not relieve Tenant of its obligations under this Article.

12.07 If Tenant shall decide not to insure for (or to self-insure or co-insure part of any loss for) business interruption and/or if Tenant shall at any time fail to maintain property insurance as, and to the extent, required of it hereunder, Tenant hereby releases Landlord from all loss or damage which could have been covered by such insurance if Tenant had maintained such insurance. In no event, however, shall the foregoing clause increase the liability Landlord may otherwise have under this Lease for such loss or damage.

                                   ARTICLE 13
                              RULES AND REGULATIONS

13.01 Tenant and its employees and agents shall faithfully observe and comply with the rules and regulations set forth in the attached Exhibit "C" (the "Rules and Regulations"), and such reasonable changes therein (whether by modification, elimination or addition) as Landlord at any time or times hereafter may make and communicate in writing to Tenant, which do not unreasonably affect the conduct of Tenant's business in the Demised Premises; provided, however, that in case of any conflict or inconsistency between the provisions of this Lease and any Rules and Regulations enacted subsequent to the date of this Lease the provisions of this Lease shall control. Landlord agrees not to discriminate against Tenant in the implementation and enforcement of such Rules and Regulations.

13.02 Notwithstanding anything to the contrary in any of the Rules and Regulations set forth in Exhibit "C":

      (A) Tenant may bring into and keep in the Demised Premises such small quantities of inflammable or combustible objects or materials as are permitted by local law and as are incidental to the use of the Demised Premises for the purposes permitted by Article 2, but this shall not be deemed to relieve Tenant of responsibility to comply with all other obligations of this Lease that may be applicable to or result from the introduction or maintenance of such objects or materials in the Demised Premises, including but not limited to compliance with the provisions of Sections 12.01 and 12.02.

         (B) Subject to the provisions of Paragraph 2.02(c), Landlord shall not unreasonably withhold its consent to the installation, maintenance and operations by Tenant in the Demised Premises of data processing machines, office duplicating machines, teletypewriter machines and other business machines and machinery customarily used in offices in the ordinary course of business, provided, however, that Tenant shall comply with all other obligations of this Lease that may be applicable to or result from such installation, maintenance or operation.

         (C) Landlord shall not unreasonably withhold from Tenant any approval provided for in the Rules and Regulations.

         (D) Whenever Landlord shall claim, by written notice to Tenant, that Tenant is violating any of the provisions of the Rules and Regulations, and Tenant shall in good faith dispute such claim by written notice given to Landlord within ten (10) days after service of Landlord's notice of the violation, the dispute shall be determined by arbitration pursuant to the rules of the American Arbitration Association.

         (E) Tenant shall utilize only security and cleaning services approved in writing by Landlord.

                                   ARTICLE 14
                        ALTERATIONS AND TENANT'S PROPERTY

14.01 Tenant shall make no alterations, decorations, installations, additions or improvements (hereinafter collectively referred to as "Tenant's Work") in or to the Demised Premises. Tenant may make written request to Landlord that certain Tenant's Work be performed in the Demised Premises, but all such Tenant's Work shall be performed, if at all, (i) in the sole and absolute discretion of Landlord, (ii) by Landlord or its designee (except for Tenant's Initial Work, which may be performed by Tenant's contractors and subcontractors subject to all of the provisions of Section 14.02 hereof), and (iii) at the sole cost and expense of Tenant. Any Tenant's Work to be performed in, on or to the Demised Premises shall be performed by Landlord (which term as used in this Article
14.01 shall be deemed to include Landlord and/or Landlord's contractor) (except for Tenant's Initial Work, which may be performed by Tenant's contractors and subcontractors subject to all of the provisions of Section 14.02 hereof), and Tenant shall pay Landlord for all costs and charges for such Tenant's Work (including, without limitation, the cost of any drawings, plans, layouts and/or specifications prepared by Landlord or its consultants with respect to such Tenant's Work). Notwithstanding the foregoing, Landlord shall not unreasonably withhold its consent to the performance of any Minor Alteration (as hereinafter defined). The term "Minor Alteration", as used herein, means any Alteration which will not, in the reasonable opinion of Landlord (i) be structural in nature; (ii) affect the exterior or any structural portions or components of the Building; (iii) be visible from outside of the Demised Premises; (iv) affect the usage or proper functioning of any of the Building systems (including, without limitation, the heating, ventilation, air conditioning, plumbing, electrical, sprinkler or security systems serving the Building); (v) jeopardize health safety or life safety; (vi) require a change to the certificate of occupancy for the Building; (vii) require the issuance of a building permit or other authorization by any governmental or quasi-governmental entity exercising jurisdiction over the Building; (viii) require the consent of any mortgagee or ground lessor of the Building and/or the Real Property; (ix) cause any previously non-mandatory legal requirement to become a mandatory legal requirement with regard to the Building (including, without limitation, any such legal requirement set forth in the Americans with Disabilities Act); or (x) have a cost of completion in excess of $50,000.00. However, Landlord's consent shall not be required for any Decorative Alterations to be made in the Demised Premises. The parties acknowledge and agree that the term "Decorative Alterations" shall only include those Minor Alterations for which a reasonable and prudent tenant would not customarily engage a third party contractor or professional (e.g., the hanging of standard office artwork or the relocation or placement of standard, moveable office furniture). The parties further acknowledge and agree that the term "Decorative Alterations" shall specifically exclude all wall covering and floor covering work.

14.02 With respect to any Alteration to which Landlord consents under Section
14.01 which will be performed by a contractor other than Landlord or Landlord's contractor and with respect to Decorative Alterations (any of such Alterations, the "Permitted Tenant's Work"), the following provisions shall apply:

         (A) All Permitted Tenant's Work done by Tenant shall at all times comply with (i) laws, rules, orders and regulations of governmental authorities having jurisdiction thereof, and (ii) rules and regulations of the Landlord attached as Exhibit C.

         (B) With respect to all Permitted Tenant's Work, architectural and engineering plans and specifications prepared by and at the expense of Tenant shall be submitted to Landlord for its prior written approval in accordance with the following requirements:

                  (I) With respect to any Permitted Tenant's Work to be performed by Tenant pursuant to this Lease, Tenant shall, at its expense, furnish Landlord with complete architectural, mechanical and electrical construction documents for work to be performed by Tenant (the "Tenant's Plans"). All of the Tenant's Plans shall: (A) be compatible with the Landlord's building plans, (B) comply with all applicable laws and the rules, regulations, requirements and orders of any and all governmental agencies, departments or bureaus having jurisdiction, and (C) be fully detailed, including locations and complete dimensions;

                  (II) Tenant's Plans shall be subject to the approval of Landlord which shall not be unreasonably withheld or delayed;

                  (III) Tenant shall, at Tenant's expense, (A) cause Tenant's Plans to be filed with the governmental agencies having jurisdiction thereover,
(B) obtain when necessary all governmental permits, licenses and authorizations required for the work to be done in connection therewith, and (C) obtain all necessary certificates of occupancy, both temporary and permanent. Landlord shall execute such documents as may be reasonably required in connection with the foregoing and Landlord shall otherwise cooperate with Tenant in connection with obtaining the foregoing, but without any expense to Landlord. Tenant shall make no amendments or additions to Tenant's Plans without the prior written consent of Landlord in each instance;

                  (IV) No work shall commence in the Premises until (A) Tenant has procured all necessary permits therefor and has delivered copies of same to Landlord, (B) Tenant has procured a paid builder's risk insurance policy naming Landlord and its managing agent as additional insureds and has delivered to Landlord a certificate of insurance evidencing such policy, and (C) Tenant or its contractor has procured a workmen's compensation insurance policy covering the activities of all persons working at the Premises naming Landlord and its managing agent as additional insureds and has delivered to Landlord a certificate of insurance evidencing such policy;

                  (V) Tenant may use any licensed architect or engineer to prepare its plans and to file for permits. However, all such plans and permit applications shall be subject to review, revision and approval by Landlord or its architect;

                  (VI) Tenant, at its expense, shall perform all work in connection with all Permitted Tenant's Work, in accordance with Tenant's Plans, and such work shall be subject to Landlord's supervisory fee charge of 5% of the cost thereof (with a cap of $25,000.00 with respect to Tenant's Initial Work). In receiving such fee, Landlord assumes no responsibility for the quality or manner (including, without limitation, the means, methods and/or techniques) in which such work has been performed; and

                  (VII) Tenant agrees that it will not, either directly or indirectly, use any contractors and/or labor and/or materials if the use of such contractors and/or labor and/or materials would or will, in Landlord's reasonable opinion, create any difficulty with other contractors and/or labor engaged by Tenant or Landlord or others in the construction, maintenance or operation of the Building or any part thereof.

         (C) Tenant's Permitted Tenant's Work shall be subject to the following additional conditions: (i) the Permitted Tenant's

Work will not result in a violation of, or require a change in, any Certificate of Occupancy applicable to the Premises or the Building; (ii) the outside appearance, character or use of the Building shall not be affected; (iii) no part of the Building outside of the Premises shall be physically affected; and
(iv) the proper functioning of any mechanical and electrical system of the Building shall not be affected.

         (D) Tenant shall defend, indemnify and save harmless Landlord against any and all mechanics' and other liens filed in connection with its Permitted Tenant's Work, repairs or installations, including the liens of any conditional sales of, or chattel mortgages upon, any materials, fixtures or articles so installed in and constituting part of the Premises and against any loss, cost, liability, claim, damage and expense, including reasonable counsel fees, penalties and fines incurred in connection with any such lien, conditional sale or chattel mortgage or any action or proceeding brought thereon. As a condition precedent to Landlord's consent to the making by Tenant of Permitted Tenant's Work, Tenant agrees to obtain and deliver to Landlord at the completion of the work, written and unconditional waivers of mechanics' liens for all work, labor and services to be performed and materials to be furnished, signed by all contractors, subcontractors, materialmen and laborers to become involved in such work.

         (E) Tenant, at its expense, shall procure the satisfaction or discharge of all such liens within twenty (20) days of the filing of such lien against the Premises or the Building. If Tenant shall fail to cause such lien to be discharged within the aforesaid period, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord, and all costs and expenses incurred by Landlord in connection therewith, together with interest thereon at the maximum rate permitted by law from the respective dates of Landlord's making of the payments or incurring of the cost and expense, shall constitute additional rent and shall be paid on demand.

         (F) Nothing in this Lease contained shall be construed in any way as constituting the consent or request of Landlord, expressed or implied, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any material for any improvement, alteration or repair of the Premises, nor as giving any right or authority to contract for the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanics' liens against the Premises.

         (G) Permitted Tenant's Work shall be performed in compliance with all applicable requirements of insurance bodies, and in good and first class workmanlike manner, using materials and equipment at least equal in quality and class to the original installations of the Building. Permitted Tenant's Work shall be performed in such a manner as not to interfere with the occupancy of any other tenant in the Building, nor delay or impose any additional expense upon Landlord in the construction, maintenance or operation of the Building. In addition to workmen's compensation insurance as described above, during the performance of Permitted Tenant's Work, Tenant, at its expense, shall carry, or cause to be carried, general liability insurance for any occurrence in or about the Building, of which Landlord and its managing agent shall be named as additional insureds, in such limits as Landlord may reasonably prescribe, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with reasonably satisfactory evidence that all such insurance is in effect at or before the commencement of Permitted Tenant's Work and, on request, at reasonable intervals thereafter during the continuance of Permitted Tenant's Work. No Permitted Tenant's Work shall involve the removal of any fixtures, equipment or other property in the Demised Premises which are not Tenant's property, unless Landlord's prior written consent is first obtained and unless such fixtures, equipment or other property shall be promptly replaced at Tenant's expense and free of superior title, liens and claims, with fixtures, equipment or other property (as the case may be) of like utility and at least equal value (which replaced fixture, equipment or other property shall thereupon become the property of Landlord), unless Landlord shall otherwise expressly consent in writing.

         (H) Tenant, at its expense, and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Permitted Tenant's Work which shall be issued by any public authority having or asserting jurisdiction.

         (I) Notwithstanding anything to the contrary contained hereinabove, Landlord reserves the right to deny Tenant and/or its contractor access to the Demised Premises and/or to request Tenant to withdraw therefrom and cease all work being performed by it or on its behalf by any person, firm or corporation other than Landlord, if Landlord shall, in its sole judgment, to be exercised in good faith, determine that the commencement and/or the continuance of the Permitted Tenant's Work shall interfere with, delay, hamper or prevent Landlord from proceeding with the completion of any work then being or to be performed by Landlord in the Building or the Demised Premises at the earliest possible date.

         (J) Tenant agrees that should Tenant enter upon the Demised Premises for the purposes of performing any Permitted Tenant's Work, the labor employed by Tenant or anyone performing such work for or on behalf of Tenant shall always be harmonious and compatible with the labor employed by Landlord or any contractors or subcontractors of Landlord. Should a labor dispute arise or result, Landlord may require Tenant to withdraw from such premises until the completion of the work then being or to be performed by Landlord in the Building or Demised Premises.

14.03 All alterations, decorations, installations, additions or improvements upon the Demised Premises made by any party shall at the expiration of the term hereof become the property of the Landlord and be surrendered with the Demised Premises as part thereof at the end of the term. Tenant's special chandeliers, business and trade fixtures, machinery and equipment, whether or not attached to the Demised Premises, which are installed by or for the account of Tenant, and can be removed without permanent structural damage to the Demised Premises or the Building, and all furniture, furnishings and other articles of movable personal property shall be and shall remain Tenant's property and may be removed by it prior to the expiration date of this Lease; provided, however, that if any of Tenant's property is removed, Tenant shall repair or pay the cost of repairing any damage to the Demised Premises resulting from such removal. Any equipment or other property for which Landlord shall have granted any allowance or credit to Tenant shall not be deemed to have been installed by or for the account of Tenant and shall not be considered Tenant's property.

14.04 At or before the Expiration Date, or the date of any earlier termination of this Lease, Tenant at its expense, shall remove from the Demised Premises all of Tenant's property (including telecommunications and data wiring) except such items thereof as Tenant shall have expressly agreed in writing with Landlord were to remain and to become the property of Landlord, and shall repair any damage to the Demised Premises or the Building resulting from such removal. Any other items of Tenant's property (except money, securities and other like valuables) which shall remain in the Demised Premises after the Expiration Date or after a period of fifteen (15) days following an earlier termination date, may, at the option of the Landlord, be deemed to have been abandoned, and in such case either may be retained by Landlord as its property or may be disposed of, without accountability, in such manner as Landlord may see fit at Tenant's expense. If carpet is glued down, then at Landlord's option Tenant may be required to remove the carpet at Tenant's expense.

14.05 In the event Tenant or Tenant's contractor shall enter upon the Demised Premises or any other part of the building, as may be above permitted by Landlord, Tenant agrees to indemnify and save Landlord free and harmless from and against any and all damages, claims, costs and expenses arising from or claimed to arise from any act, or for any other reason whatsoever arising out of said entry or such work.

                                   ARTICLE 15
                             REPAIRS AND MAINTENANCE

15.01 Tenant shall take good care of the Demised Premises and the fixtures and appurtenances therein, and at its sole cost and expense shall make all repairs thereto, as and when needed to preserve them in good working order and condition. In addition, Tenant, at its expense, shall promptly make all repairs, ordinary or extraordinary, interior or exterior, structural or otherwise, in and about the Demised Premises and the Building as shall be required by reason of
(i) the performance or existence of work by Tenant necessary to suit the Demised Premises to Tenant's initial occupancy or Permitted Tenant's Work (ii) the installation, use or operation of Tenant's property in the Demised Premises,
(iii) the moving of Tenant's property in or out of the Building, or (iv) the misuse or neglect of Tenant or any of its employees, agents or contractors. Tenant shall not be responsible, and Landlord shall be responsible, for any repairs to the Demised Premises as are required by reason of Landlord's neglect or other fault in the manner of performing any work included in the Work Letter or Permitted Tenant's Work which may be undertaken by Landlord for Tenant's account or as are otherwise required by reason of neglect or other fault of Landlord or its employees, agents or contractors.

15.02 Landlord shall keep and maintain the Building and its fixtures, appurtenances, systems and facilities serving the Demised Premises, in good working order, condition and repair and shall make all structural repairs, interior and exterior, except as indicated in Section 15.01 as and when needed in the Building, except for those repairs for which Tenant is responsible pursuant to any other provisions of this Lease, and subject to all other provisions of this Lease, including but not limited to the provisions of Article 21.

15.03 Except as expressly otherwise provided in this Lease, Landlord shall have no liability to Tenant by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord or any tenant making any repairs or changes or performing maintenance services, whether or not Landlord is required or permitted by this Lease or by law to make such repairs or changes or to perform such services in or to any portion of the Building or the Demised Premises, or in or to the fixtures, equipment or appurtenances of the Building or the Demised Premises, provided that Landlord shall be reasonably diligent with respect thereto and shall perform such work, except in case of emergency, at times reasonably convenient to Tenant and otherwise in such manner and to the extent practical as will not unreasonably interfere with Tenant's use and occupancy of the Demised Premises.

                                   ARTICLE 16
                                ELECTRICAL ENERGY

16.01 Tenant shall pay to Landlord such amounts and at such times as is set forth in Exhibit "E" attached hereto and made a part hereof.

16.02 Landlord shall in no way be liable for any failure of or defect in the character or supply of electrical energy supplied to the Demised Premises, except arising from Landlord's failure to pay the electric company for same or Landlord's gross negligence or wilful misconduct.

16.03 Tenant shall at its expense, install all lamps (including, but not limited to, fluorescent), starters and ballasts used in the Demised Premises.

                                   ARTICLE 17
                     HEAT, VENTILATION AND AIR CONDITIONING

17.01 Landlord shall maintain and operate the heating, ventilation and air conditioning systems in the Building and shall furnish heat, ventilation and air conditioning in the Demised Premises through such systems, during the hours from 8:00 A.M. to 6:00 P.M. on business days (which term is used herein to mean all days except Saturdays, Sundays and the days observed by the Federal or the Connecticut government as legal holidays) ("Business Hours"). If Tenant shall require ventilating and air conditioning service or heating service at any other time (hereinafter called "after hours"), Landlord shall furnish after hours ventilating and air conditioning service or heating service upon reasonable advance notice from Tenant, and Tenant shall pay Landlord's then established charges therefor on Landlord's demand (which charges are currently $33.00 per hour, subject to future change). Such charges shall not exceed 121% of Landlord's actual cost of labor, utilities and equipment depreciation used in providing such after hours air conditioning or heating service. If any of the other tenants of the Building shall request and receive after hours heating or air conditioning service pursuant to Landlord's obligation to provide the same to them, at the same time as Tenant, only that equitably pro-rated portion of such labor and utilities costs as shall be incurred for such common service shall be charged to Tenant.

17.02 Landlord will not be responsible for the failure of the air conditioning system to meet industry-standard performance specifications if such failure results from the occupancy of the Demised Premises with more than one person for each 150 square feet in any room or area within the Demised Premises, or if the Tenant installs and operates machines and appliances, the installed electrical load of which when combined with the load of all lighting fixtures exceeds seven watts per square foot of floor area in any one room or other area. If due to use of the Demised Premises in a manner exceeding the aforementioned occupancy and electrical load criteria, or due to rearrangement of partitioning after the initial preparation of the Demised Premises, interference with normal operation of the air conditioning in the Demised Premises results, necessitating changes in the air conditioning system servicing the Demised Premises, such changes shall be made by Landlord upon written notice to Tenant at Tenant's sole cost and expense. Tenant agrees to lower and close window coverings when necessary because of the sun's position whenever the air conditioning system is in operation, and Tenant agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of the air conditioning system. Landlord, throughout the term of this Lease, shall have free and unrestricted access to any and all air conditioning facilities in the Demised Premises.

17.03 In the event that Tenant requires supplemental heating, ventilation and air conditioning in to service the Demised Premises (a "Supplemental HVAC System"), the provisions of Article 14 shall be applicable and, without limiting the generality of Article 14: (a) the type of Supplemental HVAC System, its location and the method of installation shall be subject to Landlord's reasonable approval; (b) all costs of installation and removal of the Supplemental HVAC System at the end of the term shall be payable by Tenant; (c) Tenant shall at all times after the installation of the Supplemental HVAC System maintain a service contract for same with a contractor reasonably acceptable to Landlord; and (d) electrical consumption by the Supplemental HVAC System will be measured by Tenant's Check Meter (as defined in Exhibit E).

                                   ARTICLE 18
                            LANDLORD'S OTHER SERVICES

18.01 Landlord, at its expense, shall provide public elevator service, by elevators serving the floors on which the Demised Premises are situated as specified and shown in the Building plans and specifications, during Business Hours, and shall have at least one passenger elevator subject to call at all other times. The elevators, or any of them, may be operated by automatic control and/or by manual control, as Landlord shall determine at any time or from time to time. Landlord shall not be obligated to furnish an operator for any automatic elevator and shall have no liability to Tenant for discontinuing the service of any operator theretofore furnished. If Tenant shall require Saturday or after hours service of elevators or of the loading area in the Building under such circumstances as in Landlord's reasonable judgment, will require service or attention by Landlord's personnel, Tenant shall pay Landlord, on demand, a reasonable charge attributable to such service or attention.

18.02 Landlord, at its expense, shall cause the Demised Premises, including the exterior and the interior of the windows thereof (subject to Tenant maintaining unrestricted access to such windows), to be cleaned in accordance with the standards set forth in the attached Exhibit "B" (the "Cleaning Schedule"). Tenant shall pay to Landlord on demand the costs incurred by Landlord for (a) cleaning work in the Demised Premises or the Building required because of (i) misuse or neglect on the part of the Tenant or its employees or visitors, (ii) use of portions of the Demised Premises for preparation, serving, or consumption of food or beverages, reproducing operations, private lavatories or toilets or other special purposes requiring greater or more difficult cleaning work than office areas, (iii) unusual quantity of interior glass surfaces, (iv) non-standard building materials or finishes installed by Tenant or at its request, (v) increases in frequency or scope in any of the items set forth in Exhibit "B" as shall have been requested by Tenant, and (b) removal from the Demised Premises and the Building of (i) so much of any refuse and rubbish of Tenant as shall exceed that normally accumulated daily in the routine of ordinary business office occupancy, and (ii) all of the refuse and rubbish of Tenant's machines and the refuse and rubbish of any other eating facilities requiring special handling (known as "wet garbage"). Landlord and its cleaning contractor and their employees shall have after hours access to the Demised Premises and the use of Tenant's light, power and water in the Demised Premises as may be reasonably required for the purpose of cleaning the Demised Premises.

18.03 Landlord, at its expense, shall furnish adequate hot and cold water for drinking, lavatory, toilet, and ordinary cleaning purposes to the plumbing fixtures of central facilities of the Building serving the Demised Premises.

18.04 Landlord shall keep and maintain the public areas and the public facilities of the Building clean and in good order and the sidewalks adjoining the Building shall be kept in good repair and free of accumulation of snow and ice or unlawful obstructions.

18.05 Landlord, subject to its prior written approval, which shall not be unreasonably withheld or delayed, at its expense, and on Tenant's request, shall maintain listings on the Building directory of the names of Tenant, its organizational divisions and any other person or business entities lawfully occupying the Demised Premises or any part thereof, and the names of any of their officers and employees, provided that the names so listed shall not take up more than Tenant's Proportionate Share of the space on the Building directory, the size of which shall be determined by Landlord. The listing of any name other than that of Tenant on the Building directory or on any of the doors of the Demised Premises shall not be deemed to vest in the person or entity so listed any right or interest in this Lease or in the Demised Premises or to constitute the consent of Landlord required under Article 10, or a waiver thereof. In addition, Landlord will include the name of each of the two (2) entities comprising Tenant in the elevators in the same manner as other tenants of the Building. Notwithstanding anything to the contrary herein, initial listings on the Building directory and in the elevators shall be at Landlord's expense, and any subsequent changes and/or additions shall be at Tenant's expense. Tenant shall also be entitled to install, at Tenant's sole cost and expense and in compliance with all applicable laws and/or requirements of public authorities, signage on the front entrance to the Demised Premises and in the elevator lobby on the 22nd floor of the Building, subject to Landlord's prior written approval, which shall not be unreasonably withheld provided such signage is comparable to that found elsewhere in the Complex or in other first-class office buildings in the Central Business District of Stamford, Connecticut.

18.06 Landlord reserves the right, without any liability to Tenant, except as otherwise expressly provided in this Lease, and without being in breach of any covenant of this Lease, to stop, interrupt or suspend service of any of the heating, ventilating, air conditioning, electric, sanitary, elevator or other Building systems serving the Demised Premises, or the rendition of any of the other services required of Landlord under this Lease, whenever and for so long as may be necessary, by reason of accidents, emergencies, strikes or the making of repairs or changes which Landlord is required by law to make or in good faith deems advisable, or by reason of difficulty in securing proper supplies of fuel, steam, water, electricity, labor or supplies, or by reason of any other cause beyond Landlord's reasonable control, including Governmental restrictions on the use of materials or the use of any of the Building systems. In each instance Landlord shall exercise reasonable diligence to eliminate the cause of stoppage and to effect restoration of service and shall give Tenant reasonable notice, when practicable, of the commencement and anticipated duration of such stoppage, and if any work is required to be performed in or about the Demised Premises for such purpose, the provisions of
Section 15.03 shall apply. Tenant shall not be entitled to any diminution or abatement of rent or other compensation nor shall this Lease or any of the obligations of Tenant be affected or reduced by reason of the interruption, stoppage or suspense of any of the Building systems or services arising out of the causes set forth in this Section.

18.07 Throughout the Term of this Lease, Landlord will provide security in the Complex in the same manner as it does on the date hereof.

                                   ARTICLE 19
                  ACCESS, CHANGES IN BUILDING FACILITIES, NAME

19.01 All walls, windows and doors bounding the Demised Premises (including exterior Building walls, corridor walls and doors and any corridor entrance), except the inside surfaces thereof, any terraces or roofs adjacent to the Demised Premises, and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto through the Demised Premises for the purposes of operation, maintenance, decoration and repair are reserved to Landlord.

19.02 Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduits within or through the Demised Premises, or through the walls, columns and ceilings therein, provided that the installation work is performed at such times and by such methods as will not unreasonably interfere with Tenant's use and occupancy of the Demised Premises, or damage the appearance thereof, reduce the floor area thereof by more than two percent (2%) (without an appropriate adjustment in rent) or materially affect Tenant's layout. Where access doors are required for mechanical fixtures in or adjacent to the Demised Premises, Landlord shall furnish and install such access doors and confine their location, wherever practical to closets, coat rooms, toilet rooms, corridors and kitchen or pantry rooms. Landlord and Tenant shall cooperate with each other in the location of Landlord's and Tenant's facilities requiring such access doors.

19.03 Landlord or Landlord's agents or employees shall have the right upon request made on reasonable advance notice to Tenant, or to an authorized employee of Tenant at the Demised Premises, to enter and/or pass through the Demised Premises or any part thereof, at reasonable times during reasonable hours, (i) to examine the Demised Premises or to show them to the fee owners, lessors of superior leases, holders of mortgages, insurance carriers, or prospective purchasers, mortgagees or lessees of the land or the Building, and
(ii) for the purpose of making such repairs or changes or doing such repainting in or to the Demised Premises or in or to the Building or its facilities as may be provided for by this Lease or as Landlord may deem necessary or as Landlord may be required to make by law or in order to repair and maintain the Building or its fixtures or facilities. Landlord shall be allowed to take all materials into and store such materials upon the Demised Premises which may be required for such repairs, changes, repainting or maintenance. Landlord's rights under this Section shall be exercised in such a manner as will not unreasonably interfere with Tenant's use and occupancy of the Demised Premises. Landlord, its agents or employees, shall also have the right to enter on and/or pass through the Demised Premises, or any part thereof without notice at such times as such entry shall be required by circumstances of emergency affecting the Demised Premises or the Building.

19.04 During the period of 12 months prior to the Expiration Date Landlord may exhibit the Demised Premises to prospective tenants upon the same notice and subject to the same conditions as are provided in Section 19.03. If, during the last month of the term hereof, Tenant shall have removed all of Tenant's property therefrom, Landlord may, upon at least 48 hours notice to Tenant, enter and alter, renovate and redecorate the Demised Premises without incurring any liability to Tenant therefor.

19.05 Landlord reserves the right, at any time after completion of the Building, without incurring any liability to Tenant therefor, to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, and stairways thereof, as it may deem necessary or desirable; provided that there be no unreasonable lengthy interference with the use of the Demised Premises or in the services furnished to the Demised Premises, and no reduction in the area of the Demised Premises in excess of two percent without an appropriate adjustment in rent.

19.06 The Landlord reserves the right to select a name for the Building and to make such change or changes of name as it may deem appropriate during Tenant's occupancy, and Tenant agrees not to refer to the Building by any other name than
(i) the name selected by Landlord, or (ii) the postal address approved by the U.S. Post Office.

19.07 Landlord may limit and restrict, as provided in the Rules and Regulations attached hereto, the means of access to the Demised Premises outside of Business Hours, so long as Tenant's employees and authorized agents have reasonable access to all parts of the Demised Premises. Tenant and its agents, employees and visitors shall be entitled to access from the Demised Premises to, and the right to use, the toilets, lavatories and powder rooms only on the floor (or floors) on which the Demised Premises are located.

                                   ARTICLE 20
                       SHORING, NOTICE OF ACCIDENTS, ETC.

20.01 If an excavation or other substructure work shall be undertaken or authorized upon land adjacent to the Building or in the vaults beneath the Building or in subsurface space adjacent to the said vaults, Tenant, without liability on the part of the Landlord therefor, shall afford to the person causing or authorized to cause such excavation or other substructure work license to enter upon the Demised Premises for the purpose of doing such work as such person shall deem necessary to protect or preserve any of the walls or structures of the Building or surrounding lands from injury or damage and to support the same by proper foundations, pinning and/or underpinning, and, except in case of emergency, if so requested by Tenant such entry shall be accomplished in the presence of a representative of Tenant, who shall be designated by Tenant promptly upon Landlord's request. The said license to enter shall be afforded by Tenant without any claim for damages or indemnity against the Landlord and Tenant shall not be entitled to any diminution or abatement of rent on account hereof.

20.02 Tenant shall give notice to Landlord promptly after Tenant learns of (i) any accident in or about the Demised Premises or the Building, (ii) any fire in the Demised Premises, (iii) all damages to or defects in the Demised Premises, including the fixtures, equipment and appurtenances thereof, for the repair of which Landlord might be responsible or which constitutes Landlord's property, and (iv) all damage to or defects in any parts of the Building's sanitary, electrical, heating, ventilating, air conditioning, elevator and other systems located in or passing through the Demised Premises.

                                   ARTICLE 21
                        NON-LIABILITY AND INDEMNIFICATION

21.01 Neither Landlord nor any agent or employee of Landlord shall be liable to Tenant, its employees, agents, contractors and licensees, and Tenant shall hold Landlord harmless for any injury or damage to Tenant or to any other person or for any damage to, or loss (by theft or otherwise) of, any property of Tenant and/or of any other person, irrespective of the cause of such injury, damage or loss, unless (with respect to personal injury only) such injury was caused by or due to the negligence of Landlord, its agents or employees; it being understood that no property, other than such as might normally be brought upon or kept in the Demised Premises as incident to the reasonable use of the Demised Premises for the purposes herein permitted, will be brought upon or be kept in the Demised Premises. Landlord shall not be liable in any event for loss of, or damage to, any property entrusted to any of Landlord's employees or agents by Tenant without Landlord's specific written consent.

21.02 Tenant shall defend, indemnify and save harmless Landlord and its agents and employees against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable architects' and attorneys' fees, which may be imposed upon or incurred by or asserted against Landlord and/or its agents by reason of any of the following occurring during the term of this Lease, or during any period of time prior to the Rent Commencement Date that Tenant may have been given access to or possession of all or any part of the Demised Premises pursuant to Section 3.02:

         (A) any work or thing done in or about the Demised Premises or any part thereof by or at the instance of Tenant, its agents, contractors, subcontractors, servants, employees, licensees or invitees;

         (B) any negligence or otherwise wrongful act or omission on the part of Tenant or any of its agents, contractors, subcontractors, servants, employees, subtenants, licensees or invitees;

         (C) any accident, injury or damage to any person or property occurring in, on or about the Demised Premises or any part thereof; or

         (D) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Lease on its part to be performed or complied with.

         In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon written notice from Landlord, shall at Tenant's expense resist or defend such action or proceeding by counsel approved by Landlord in writing, which approval Landlord shall not be unreasonably withheld.

21.03 Whenever either party shall be obligated under the terms of this Lease to indemnify the other party, the indemnifying party may select legal counsel (subject to the consent of the indemnified party, which consent shall not be unreasonably withheld) and shall keep the indemnified party fully apprised at all times of the status of such defense. Legal counsel of the insurer for either party is hereby deemed satisfactory to both parties.

21.04 Except as otherwise expressly provided herein, this Lease and the obligations of Tenant to pay rent hereunder and perform all of the other covenants, agreements, terms, provisions and conditions hereunder on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or is unable to supply or is delayed in supplying any service, express or implied, to be supplied or is unable to make or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of any cause whatsoever beyond Landlord's reasonable control, including, but not limited to, Acts of God, strikes, labor troubles, governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war, hostilities or other similar emergency; provided that Landlord shall in each instance exercise reasonable diligence to effect performance when and as soon as possible.

21.05 Notwithstanding any contrary provisions of this Lease whatsoever, including, without limitation, those pertaining to use and Permitted Use, Tenant shall not use, or permit the use of the Demised Premises, the Building or the Complex so as to create or result in, directly or indirectly, (a) any sudden or gradual spill, leak, discharge, escape, seepage, infiltration, abandonment, dumping, disposal or storage of any hazardous or industrial waste, substance or contamination, effluent, sewage, pollution or other detrimental or deleterious material or substance (including without limitation asbestos), or the disposal, storage or abandonment on the Complex of any material, tank or container holding or contaminated by any of the foregoing residues thereof, or the installation of any material or product containing or composed of any of the foregoing, in, on, from under or above the Complex (the foregoing occurrences being hereinafter collectively called "Environmental Hazard"), or (b) any violation, or state of facts or condition which would result in a violation, of any Federal, State or local statute, law, code, rule, regulation or order applicable to any Environmental Hazard (the foregoing being hereinafter collectively call "Legal Violation"). In the event of the violation of the foregoing by Tenant, in addition to all other rights and remedies of Landlord under this Lease, regardless of when the existence of the Environmental Hazard or Legal Violation is determined, and whether during the Term or after the Expiration Date, (I) Tenant shall, immediately upon notice from Landlord, at Tenant's sole cost and expense, at Landlord's option, either (x) take all action necessary to test, identify and monitor the Environmental Hazard and to remove the Environmental Hazard from the Complex and dispose of the same and restore the Complex to the condition existing prior to such removal, and/or to remedy any Legal Violation, all in accordance with applicable Federal, State and local statutes, laws, codes, rules, regulations or orders or (y) reimburse Landlord for all costs and expenses incurred by Landlord for engineering or environmental consultant or laboratory services, in testing, investigating, identifying and monitoring the Environmental Hazard and in removing and disposing of the Environmental Hazard and in restoring the Complex, and/or in remedying any Legal Violation, and (ii) Tenant shall and hereby does defend with legal counsel acceptable to Landlord, indemnify and save harmless Landlord and Landlord's employees, agents, officers and directors ("Others in Interest") against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including architects' and attorneys' fees and disbursements which may be imposed upon or incurred by or asserted against Landlord and Others in Interest, whether by any governmental authority, Tenant or other third party, by reason of any violation or alleged violation of any of the foregoing provisions of this Section.

21.06 Landlord shall defend, indemnify and save harmless Tenant and its agents and employees against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable architects' and attorneys' fees, which may be imposed upon or incurred by or asserted against Tenant and/or its agents by reason of any of the following occurring during the term of this Lease, or during any period of time prior to the Rent Commencement Date that Tenant may have been given access to or possession of all or any part of the Demised Premises pursuant to Section 3.02:

         (a) any work or thing done in or about the Demised Premises or any part thereof by or at the instance of Landlord, its agents, contractors, subcontractors, servants or employees;

         (b) any negligence or otherwise wrongful act or omission on the part of Landlord or any of its agents, contractors, subcontractors, servants, or employees; or
                                       27

         (c) any failure on the part of Landlord to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Lease on its part to be performed or complied with.

Notwithstanding the foregoing, Landlord's indemnification obligations in this
Section 21.06 shall be limited to the extent of the coverage provided under Landlord's insurance for such indemnity provided such indemnification obligation is a covered item under such insurance. In no event shall Landlord be liable to pay Tenant for any punitive or consequential damages the Tenant must pay, including, without limitation, damages for loss of business.

21.07 The agreements to indemnify, defend and hold harmless contained in this
Article 21 are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by Landlord or Tenant, respectively, pursuant to this Lease to the extent that such policies cover the subject incident. The parties' respective obligations under this Article 21 shall survive the expiration or earlier termination of the term of this Lease.

                                   ARTICLE 22
                              DESTRUCTION OR DAMAGE

22.01 If the Demised Premises and/or access thereto shall be partially or totally damaged or destroyed by fire or other casualty, then, Landlord shall, subject to its right under Section 22.03 hereof, repair such damage and restore and rebuild the Demised Premises and/or access thereto as nearly as may be reasonably practical to its condition and character immediately prior to such damage or destruction, with reasonable diligence after notice to it of the damage or destruction.

22.02 If the Demised Premises and/or access thereto shall be partially or totally damaged or destroyed by fire or other casualty not attributable to the fault, negligence or misuse of the Demised Premises by the Tenant, its agents or employees under the provisions of this Lease, the rents payable hereunder shall be abated to the extent that the Demised Premises shall be rendered untenantable from the date of such damage or destruction to the date the damage shall be substantially repaired, restored or rebuilt. Should Tenant reoccupy a portion of the Demised Premises during the period that the repair, restoration, or rebuilding is in progress and prior to the date that the same are made completely tenantable, rents allocable to such portion shall be payable by Tenant from the date of such occupancy to the date the Demised Premises are made tenantable.

22.03 In case the Building shall be so damaged by such fire or other casualty that substantial renovation, reconstruction or demolition of the Building shall, in Landlord's sole opinion, be required (whether or not the Demised Premises shall have been damaged by such fire or other casualty), then Landlord may, at its option, terminate this Lease and the term and estate hereby granted, by notifying Tenant in writing of such termination, within 60 days after the date of such damage. If at any time prior to Landlord giving Tenant the aforesaid notice of termination or commencing the repair and restoration pursuant to
Section 22.01, the holder of a superior mortgage or any person claiming under or through the holder of such superior mortgage takes possession of the Building through foreclosure or otherwise, such holder or person shall have a further period of 60 days from the date of so taking possession to terminate this Lease by appropriate written notice to Tenant. In the event that such a notice of termination shall be given pursuant to either of the two immediately preceding sentences, this Lease and the term and estate hereby granted shall expire as of the date of such termination with the same effect as if that were the date hereinbefore set for the expiration of the term of this Lease, and the fixed and additional rent due and to become due hereunder shall be apportioned as of such date if not earlier abated pursuant to Section 22.02. Nothing contained in this Section shall relieve Tenant from any liability to Landlord or to its insurers in connection with any damage to the Demised Premises or the Building by fire or other casualty if Tenant shall be legally liable in such respect.

22.04 No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Building pursuant to this Article. Landlord shall use commercially reasonable efforts to effect such repair or restoration promptly and in such manner as not unreasonably to interfere with Tenant's use and occupancy.

22.05 Landlord will not carry insurance of any kind on Tenant's property, and, except as provided by law or its breach of any of its obligations hereunder, shall not be obligated to repair any damage thereto or replace the same.

22.06 The provisions of this Article shall be considered an express agreement governing any case of damage or destruction of the Demised Premises by fire or other casualty, and any law to the contrary, now or hereafter in force, shall have no application in such case.

22.07 Notwithstanding any of the foregoing provisions of this Article, if Landlord or the holder of any superior mortgage shall be unable to collect all of the insurance proceeds (including rent insurance proceeds) applicable to damage or destruction of the Demised Premises or the Building by fire or other cause, by reason of some action or inaction on the part of the Tenant or any of its employees, agents or contractors, then, without prejudice to any other remedies which may be available against Tenant, the abatement of Tenant's rents provided for in this Article shall not be effective to the extent of the uncollected insurance proceeds.

22.08 If the Demised Premises shall be totally damaged or rendered wholly untenantable or inaccessible by fire or other casualty, and Landlord has not exercised its option to terminate this lease (as set forth in Section 22.03 above), then Landlord shall, as soon as reasonably practicable following the occurrence of the subject fire or other casualty, deliver to Tenant written notice of Landlord's estimated time for restoration of the Premises. If the estimated date of completion of such restoration work is more than twelve (12) months following the date of occurrence of the subject fire or other casualty, then Tenant shall have the right to terminate this Lease by written notice delivered to Landlord within fifteen (15) days following receipt of such written notice by Landlord. In the case of proper exercise of any termination right afforded to Tenant under this Section 22.08, this Lease shall terminate as of the date of

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delivery of such written notice by Tenant, and neither party shall have any further obligation or liability to the other hereunder (except for obligations or liabilities previously accrued which remain unsatisfied).

                                   ARTICLE 23
                                 EMINENT DOMAIN

23.01 In the event that the land, Building or any part thereof or the Demised Premises or any part thereof shall be taken in condemnation proceedings or by the exercise of any right of eminent domain or by agreement between the Landlord on the one hand and any governmental authority authorized to exercise such right on the other hand, Landlord shall be entitled to collect from any condemnor the entire award or awards that may be made in any such proceeding without deduction therefrom for any estate hereby vested in or owned by Tenant, to be paid out as in this Article provided. Tenant hereby expressly assigns to Landlord all of its right, title and interest in or to every such award and also agrees to execute any and all further documents that may be required in order to facilitate the collection thereof by Landlord.

23.02 At any time during the term of this Lease if title to the whole or substantially all of the land, Building and/or Demised Premises shall be taken in condemnation proceedings or by the exercise of any right of eminent domain or by agreement between the Landlord on the one hand and any governmental authority authorized to exercise such right on the other hand, this Lease shall terminate and expire on the date of such taking and the fixed rent and additional rent provided to be paid by Tenant shall be apportioned and paid to the date of such taking. For the purposes of this Article "substantially all of the land, Building and/or Demised Premises" shall be deemed to have been taken if the remaining portion of such land, Building or Demised Premises not so taken cannot reasonably or practicably be repaired or reconverted so as to permit the use thereof for substantially the same purposes for which such land, Building or Demised Premises were used immediately prior to such taking.

23.03 However, if substantially all of the land or Building is not so taken and if only a part of the entire Demised Premises shall be so taken, this Lease nevertheless shall continue in full force and effect, except that Tenant may elect to terminate this Lease if that portion of the Demised Premises then occupied by Tenant shall be reduced by more than 25%. Tenant shall give notice of such election to Landlord not later than thirty (30) days after (i) notice of such taking is given by Landlord to Tenant, or (ii) the date of such taking, whichever occurs first. Upon the giving of such notice by Tenant this Lease shall terminate on the date of service of Tenant's notice and the fixed rent and additional rent due and to become due, shall be prorated and adjusted as of the date of the taking. If Tenant fails to give such notice upon such partial taking, and this Lease continues in force as to any part of the Demised Premises not taken, the rents apportioned to the part taken shall be prorated and adjusted as of the date of taking and from such date the fixed rent and additional rent shall be reduced to the amount apportioned to the remainder of the Demised Premises.

23.04 In the event of any such taking of less than the whole of the Building which does not result in a termination of this Lease, or in the event of such a taking of all or any part of the Demised Premises which does not result in a termination of this Lease, Landlord, at its expense, shall proceed with reasonable diligence to repair, alter and restore the remaining parts of the Building and the Demised Premises to substantially the same condition as it was in immediately prior to such taking to the extent that the same may be feasible, so as to constitute a tenantable Building and Demised Premises, provided that Landlord's liability under this Section shall be limited to the proportionate amount received by Landlord as an award arising out of such taking.

                                   ARTICLE 24
                                    SURRENDER

24.01 On the last day of the term of this Lease, or upon any earlier termination of this Lease, or upon any reentry by Landlord upon the Demised Premises, Tenant shall quit and surrender the Demised Premises to Landlord broom clean, in good order, condition and repair except for ordinary wear and tear and damage by fire or other insured casualty; Tenant shall remove Tenant's property subject to the provisions of Article 14 hereof; and Tenant shall surrender to Landlord all keys to offices, lavatories and mail boxes and all Building identification and parking cards possessed by Tenant's employees.

24.02 In the event Tenant remains in possession of the Demised Premises after the termination of this Lease without the execution by Landlord and Tenant of a new lease, Tenant shall, at Landlord's option, be deemed to be occupying the Demised Premises as a tenant from month to month, at a monthly rental equal to one and one-half (1.5) times the fixed rent and additional rent payable during the last month of the term, subject to all of the other terms of this Lease insofar as the same are applicable to a month to month tenancy.

24.03 In the event Tenant remains in possession of the Demised Premises following the termination of this Lease and Landlord does not elect to treat Tenant as a month-to-month tenant as provided in the Section 24.02 above, Tenant hereby indemnifies and agrees to hold Landlord harmless from and against any loss, cost, liability, claim, damage, fine, penalty, and expense, including attorneys' fees and disbursements, resulting from such delay by Tenant in surrendering the Demised Premises upon the termination of this Lease as provided in this Article 24, including without limitation, any claims made by any succeeding tenant or prospective tenant based upon such delay. In the event Tenant remains in possession of the Demised Premises for any period of time following the Expiration Date, Tenant shall be in default, and in addition to the rent provided in Section 24.02 hereof, Landlord shall be entitled to all of its rights and remedies provided in this Lease.

                                   ARTICLE 25
                            CONDITIONS OF LIMITATION

25.01 (A) This Lease and the term and estate hereby granted are subject, inter alia, to the limitation that whenever Tenant shall make an assignment for the benefit of creditors, or shall file a voluntary petition under any bankruptcy or insolvency law, or an involuntary petition alleging an act of bankruptcy or insolvency is filed against Tenant, or whenever a petition shall be filed by or against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties, or whenever a permanent or temporary receiver of Tenant or of or for the property of Tenant shall be appointed, or if Tenant shall plead bankruptcy or insolvency as a defense in any action or proceeding, then, Landlord (a) at any time after receipt of notice of the occurrence of any such event, or (b) if such event occurs without the acquiescence of Tenant, at any time after the event continues for 60 days, may give Tenant a notice of intention to end the term of this Lease at the expiration of five (5) days from the service of such notice of intention, and upon the expiration of said five (5) day period this Lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 27.

         (B) If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"), any and all consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies and other consideration constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord.

         (C) If, pursuant to the provisions of the Bankruptcy Code, Tenant assumes this Lease and proposes to assign the same to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant then notice of such proposed assignment, setting forth (i) the name and address of such person, (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such person's future performance under this Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant but in any event no later than ten (10) days prior to the date that approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, subject to all legal restrictions under the Bankruptcy Code, and to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

25.02 This Lease and the term and estate hereby granted are subject to the further limitation that:

         (A) whenever Tenant shall default in the payment of any installment of fixed rent, or in the payment of any additional rent, on any day upon which the same shall be due and payable and such default shall continue for ten (10) days after the date on which the same was due and payable (five (5) days after written notice from Landlord that such payment is overdue with respect to the first two (2) late payments in any twelve (12) month period); or

         (B) whenever Tenant shall do or permit anything to be done, whether by action or inaction, contrary to any of Tenant's obligations hereunder, and if such situation shall continue and shall not be remedied by Tenant within thirty
(30) days after Landlord shall have given to the Tenant a notice specifying the same, or, in the case of a happening or default which cannot with due diligence be cured within a period of thirty (30) days and the continuance of which for the period required for cure will not subject Landlord to the risk of criminal liability or termination of any superior lease or foreclosure of any superior mortgage, if Tenant shall not duly institute within such thirty (30) day period and promptly and diligently prosecute to completion all steps necessary to remedy the same; or

         (C) whenever any event shall occur or any contingency shall arise whereby this Lease or any interest therein or the estate hereby granted or any portion thereof or the unexpired balance of the term hereof would by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted in Article 10.

         Then in any such event at any time thereafter, Landlord may give to Tenant a three (3) day notice ending the term of this Lease upon the expiration of such three (3) day period and thereupon this Lease and the term and estate hereby granted, whether or not the term has theretofore commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 27.

25.03 Notwithstanding anything to the contrary set forth in this Lease, if:

      (A) Tenant or its employees, agents, contractors or invitees (such employees, agents, contractors and invitees being hereinafter referred to as "Related Persons") shall violate the provisions of this Lease relating to parking; or

      (B) Tenant or any of its Related Persons shall violate the provisions of this Lease dealing with excessive noise, loitering or other conduct that shall constitute a nuisance to the other tenants of the Building; or

      (C) Tenant shall allow a population density in the Demised Premises of more than one (1) person per 150square feet;

and Landlord shall give Tenant notice of its breach of any of the foregoing provisions or any other provision of this Lease two (2) times during the Term of this Lease, then, notwithstanding that any such breach shall have been timely cured, any future breach of the subject provision shall be deemed to be a "Deliberate Default". Upon the occurrence of a Deliberate Default, Landlord, without giving Tenant any notice of such default and without giving Tenant any opportunity to cure such default, may (in addition to resorting to the other remedies afforded to Landlord under this Lease or at law or equity) give to Tenant a notice of Landlord's intention to end the Term of this Lease at the expiration of three (3) days from the date of service of such notice of intention and, upon the expiration of said three (3) days, this Lease and the Term and estate hereby granted (whether or not the Term shall have theretofore commenced) shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in
Article 27.

                                   ARTICLE 26
                    RE-ENTRY BY LANDLORD - DEFAULT PROVISIONS

26.01 If this Lease shall terminate for any reason whatsoever, Landlord or Landlord's agents and employees may without further notice immediately or at any time thereafter enter upon and reenter the Demised Premises or any part thereof, and possess or repossess itself thereof either by summary dispossess proceedings, ejectment or by any suitable action or proceeding at law, or by agreement, or otherwise (excluding force) and may dispossess and remove Tenant and all other persons and property from the Demised Premises without being liable to indictment, prosecution or damage therefor, and may repossess the Demised Premises and the right to receive all rental income again as and of its first estate and interest therein. The words "enter" or "reenter", "possess or "repossess" as herein used, are not restricted to their technical legal meaning. In the event of any termination of this Lease, or of reentry by summary dispossess proceedings, ejectment or by any suitable action or proceeding at law, or by agreement, or by force or otherwise by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to Landlord the fixed rent and additional rent due up to the time of such termination of this Lease, or such recovery of possession of the Demised Premises by Landlord, as the case may be, and shall also pay to Landlord damages as provided in Article 27.

26.02 In the event of any breach or threatened breach by Tenant of any of the agreements, terms, covenants or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though reentry, summary proceedings, and other remedies were not provided for in this Lease.

26.03 Each right and remedy of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right



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


or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

26.04 If this Lease shall terminate under the provisions of Article 25, or if Landlord shall reenter the Demised Premises under the provisions of this Article, or in the event of the termination of this Lease or of reentry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such monies shall be credited by Landlord against any fixed rent or additional rent due from Tenant at the time of such termination or reentry or, at Landlord's option, against any damages payable by Tenant under Article 27 or pursuant to law.

                                   ARTICLE 27
                                     DAMAGES

27.01 If this Lease is terminated under the provisions of Article 25, or if Landlord shall reenter the Demised Premises under the provisions of Article 26 or in the event of the termination of this Lease, or of reentry by summary dispossess proceedings, ejectment or by any suitable action or proceeding at law, or by agreement, or otherwise, by reason of default hereunder on the part of Tenant, Tenant shall pay Landlord as damages, at the election of Landlord, either:

         (A) on demand, a sum which at the time of such termination of this Lease or at the time of any such reentry by Landlord, as the case may be, represents the excess of (i) the aggregate of the fixed rent and the additional rent payable hereunder which would have been payable by Tenant (conclusively presuming the additional rent to be the same as was payable for the year immediately preceding such termination) for the period commencing with such earlier termination of this Lease or the date of such reentry, as the case may be, and ending with the Expiration Date, had this Lease not so terminated or had Landlord not so reentered the Demised Premises, over (ii) the aggregate rental value (calculated as of the date of such termination or reentry) of the Demised Premises for the same period; or

         (B) sums equal to the fixed rent and the additional rent (as above presumed) payable hereunder which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so reentered the Demised Premises, payable quarterly, in advance, but otherwise upon the terms therefor specified herein following such termination or such reentry and until the Expiration Date, provided, however, that if Landlord shall relet the Demised Premises or any portion or portions thereof during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating the Lease or in reentering the Demised Premises and in securing possession thereof, as well as the expenses of reletting, including altering and preparing the Demised Premises or any portion or portions thereof for new tenants, brokers' commissions, advertising expenses, and all other expenses properly chargeable against the Demised Premises and the rental therefrom; it being understood that any such reletting may be for a period shorter or longer than the remaining term of this Lease, but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this subsection to a credit in respect of any net rents from a reletting, except to the extent that such net rents are actually received by Landlord. If the Demised Premises or any part thereof should be relet in combination with other space, then proper apportionment shall be made of the rent received from such reletting and of the expenses of reletting, and Landlord shall have the right to grant reasonable rent concessions to attract one or more new tenants and to permit the term of any new lease covering part or all of the Demised Premises to be for a shorter or longer period than provided for herein.

         If the Demised Premises or any part thereof be relet by Landlord for the unexpired portion of the term of this Lease, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall, prima facie, be the fair and reasonable rental value for the Demised Premises, or part thereof, so relet during the term of the reletting. In the event of the termination of this Lease following a default by Tenant, Landlord shall have a duty to employ commercially reasonable efforts to relet the Demised Premises.

27.02 In the event Landlord elects to collect damages from Tenant under Section 27.01(b) at any time subsequent to such election and upon ten days prior written notice to Tenant, Landlord may elect to collect a lump sum under Section 27.01(a), crediting Tenant with amounts theretofore received by Landlord as damages.

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


27.03 Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been so terminated under the provisions of Article 25, or under any provision of law, or had Landlord not reentered the Demised Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder or otherwise on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of the Landlord to provide for and obtain as liquidated damages by reason of the termination of this Lease or reentry on the Demised Premises for the default of Tenant under this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time, and governing the proceedings in which such damages are to be proved whether or not such amount be greater, equal to, or less than any of the sums referred to in
Section 27.01.

27.04 The foregoing Sections of this Article shall apply even if the default by Tenant has occurred prior to the Rent Commencement Date and/or prior to Tenant taking possession of the Demised Premises. The parties acknowledge that this instrument is a lease and not a contract to make a lease.

                                   ARTICLE 28
                                     WAIVERS

28.01 Tenant, for itself, and on behalf of any and all persons claiming through or under Tenant, including creditors of all kinds, does hereby waive and surrender all right and privilege so far as is permitted by law, which they or any of them might have under or by reason of any present or future law, of the service of any notice of intention to reenter and also waives any and all right to redemption or reentry or repossession in case Tenant shall be dispossessed or ejected by process of law or in case of reentry or repossession by Landlord upon any expiration or termination of this Lease as herein provided.

28.02 Tenant waives Tenant's rights, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to any items it sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited.

28.03 Tenant waives Tenant's rights, if any, to assert a counterclaim in any summary proceeding brought by Landlord against Tenant, and Tenant agrees to assert any such claim against Landlord only by way of a separate action or proceeding.

28.04 TO THE EXTENT PERMITTED BY APPLICABLE LAW, LANDLORD AND TENANT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, OR TENANT'S USE OR OCCUPANCY OF THE DEMISED PREMISES, OR ANY EMERGENCY OR OTHER STATUTORY REMEDY WITH RESPECT THERETO.

                                   ARTICLE 29
                        NO OTHER WAIVERS OR MODIFICATIONS

29.01 The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the agreements, terms, covenants, conditions or obligations of this Lease, or to exercise any right, remedy or election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The manner of enforcement or the failure of Landlord to enforce any of the Rules and Regulations set forth herein, or hereafter adopted against the Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No executory agreement hereafter made between Landlord and Tenant shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or part, unless such executory agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge or termination or effectuation of the abandonment is sought.

29.02 The following specific provisions of this Section shall not be deemed to limit the generality of the foregoing provisions of this Article:

         (A) No agreement to accept a surrender of all or any part of the Demised Premises shall be valid unless in writing and signed by Landlord. The delivery of keys to an employee of Landlord or of its agent shall not operate as a termination of this Lease or a surrender of the Demised Premises. If Tenant shall at any time request Landlord to sublet the Demised Premises for Tenant's account, Landlord or its agent is authorized to receive said keys for such purposes without releasing Tenant from any of its obligations under this Lease, and Tenant hereby releases Landlord of any liability for loss or damage to any of Tenant's property in connection with such subletting.

         (B) The receipt or acceptance by Landlord of rents with knowledge of breach by Tenant of any term, agreement, covenant, condition or obligation of this Lease shall not be deemed a waiver of such breach.

         (C) No payment by Tenant or receipt by Landlord of a lesser amount than the correct fixed rent or additional rent due hereunder shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction, and Landlord may accept such check on payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law provided. Payment by Tenant for any amount of fixed rent or additional rent shall not be deemed a waiver of any claims Tenant may have against Landlord.

         (D) If, in connection with obtaining, continuing or renewing financing, for which the Building, land or the leasehold or any interest therein represents collateral in whole or in part, a banking, insurance or other lender shall request reasonable modifications of this Lease as a condition of such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or adversely affect to a material degree the Tenant's leasehold interest hereby created.

                                   ARTICLE 30
                                SUMS DUE LANDLORD

30.01 If Tenant shall default in the performance of any covenant, term, provision or condition herein contained, Landlord, without thereby waiving such default, may perform the same for the account and at the expense of Tenant without notice in a case of emergency and in any other case if such default continues after the expiration of the applicable notice and cure period provided herein for the cure thereof (if any). Bills for any reasonable and necessary expense incurred by Landlord in connection with any such performance by Landlord for the account of Tenant, and reasonable and necessary bills for all costs, expenses and disbursements, including (without being limited to) reasonable counsel fees, incurred in collecting or endeavoring to collect the fixed rent or additional rent or other charge or any part thereof or enforcing or endeavoring to enforce any rights against Tenant under or in connection with this Lease, or pursuant to law, including (without being limited to) any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor or services provided, furnished or rendered, or caused to be provided, furnished or rendered, by Landlord to Tenant including (without being limited to) electric lamps and other equipment, construction work done for the account of Tenant, water, ice, drinking water, drinking cups, towel and other services, as well as for any charges for any additional elevator, heating, air conditioning or cleaning services and any charges for other services incurred by Tenant under this Lease, may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and shall be due and payable by Tenant in accordance with the terms of said bills and if not paid when due, the amounts thereof shall immediately become due and payable as additional rent under the Lease together with interest thereon at the rate of 12% per annum from the date said bills should have been paid in accordance with their terms. In addition, Tenant shall reimburse Landlord for any and all reasonable attorney fees incurred by Landlord in connection with the preparation, review, negotiation and/or consummation of any amendment, modification, agreement or other understanding made at the request of, or as an accommodation to, Tenant with respect to this Lease.

                                   ARTICLE 31
                              CONSENTS - BROKER

31.01 Any provision of this Lease which requires Landlord not to unreasonably withhold or delay its consent shall never be the basis for an award of damages or give rise to a right of setoff to Tenant, but shall only be the basis for a declaratory judgment or specific injunction with respect to the matter in question.

31.02 (a) Tenant represents and warrants that the sole broker with whom it has dealt with in this transaction is Newmark & Company Real Estate, Inc. (the "Broker"), and that no other broker interested Tenant in the Demised Premises. Landlord shall be


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

responsible for the payment of any real estate commission to Broker but Tenant shall hold Landlord harmless from the claim of any other real estate broker or salesman claiming to have interested or have been responsible for Tenant's execution of this Lease. With respect to the foregoing, in the event Tenant elects to use any broker (the "New Broker") other than or together with the Broker in connection with the extension of this Lease (whether by way of a renewal option or a separate extension agreement), Landlord shall be responsible for the commission (if any) due and owing to the Broker in connection with such extension and Tenant shall be responsible for (and indemnify Landlord against) the commission claimed by the New Broker and any liabilities and expenses, including reasonable attorney fees, incurred by Landlord with respect thereto.

         (b) Landlord represents and warrants that the sole broker with whom it has dealt with in this transaction is the Broker. Landlord shall be responsible for the payment of any real estate commission to Broker and shall hold Tenant harmless from the claim of any other real estate broker or salesman claiming to have dealt with Landlord in connection with this Lease.

                                   ARTICLE 32
                                     NOTICES

32.01 Any notice, statement, demand, request or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Lease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this Lease) and shall be deemed to have been properly given, rendered or made, if sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         (a) if to Tenant, at the address hereinabove set forth (except that after the Rent Commencement Date, Tenant's address, unless Tenant shall give written notice to the contrary, shall be the Building), with a courtesy copy to Kane Kessler P.C., 1350 Avenue of the Americas, New York, New York 10019, Attn:
Robert L. Lawrence, Esq., and

         (b) if to Landlord, at 360 Hamilton Avenue, White Plains, New York 10601, Attn: Managing Director, with a copy to 225 Broadhollow Road, Melville, New York 11747, Attn: Vice President and Legal Counsel - Real Estate,

and shall be deemed to have been given, rendered or made on the date received or rejected by the addressee. Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demands or other communications intended for it.

32.02 However, notices requesting after hours service pursuant to Sections 17.01 and 18.01 may be delivered, provided they are in writing, to the Building Superintendent or any other person in the Building designated by Landlord to receive such notices, and notice of fire, accident or other emergency shall be given by facsimile or by personal delivery of written notice to that address designated for this purpose from time to time by the respective parties hereto.

32.03 Whenever either party shall consist of more than one person or entity, any notice, statement, demand, or other communication required or permitted to be given, rendered or made to or by, and any payment to be made to such party, shall be deemed duly given, rendered, made or paid if addressed to or by (or in the case of payment by check, to the order of) any one of such persons or entities who shall be designated from time to time as the authorized representative of such party. Such party shall promptly notify the other of the identity of such person or entity who is so to act on behalf of all persons and entities then comprising such party and of all changes in such identity.

                                   ARTICLE 33
                              ESTOPPEL CERTIFICATE

33.01 Tenant agrees, at any time, and from time to time, within ten (10) days after Landlord's request therefor, to execute and deliver, without cost or expense to the Landlord, a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (ii) certifying the dates to which the fixed rent and additional rent have been paid, (iii) stating whether, to the best knowledge of the signer of the certificate, the Landlord is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the Tenant may have knowledge, and (iv) containing such other information as to the status of this Lease as Landlord shall reasonably request. Tenant hereby acknowledges that the statement delivered pursuant hereto may be relied upon by any other person with whom the Landlord may be dealing.

33.02 Landlord agrees, at any time, and from time to time, within ten (10) days after Tenant's request therefor, to execute and deliver, without cost or expense to the Tenant, a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (ii) certifying the dates to which the fixed rent and additional rent have been paid, (iii) stating whether, to the best knowledge of the signer of the certificate, the Tenant is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the Landlord may have knowledge, and (iv) containing such other information as to the status of this Lease as Tenant shall reasonably request. Landlord hereby acknowledges that the statement delivered pursuant hereto may be relied upon by any other person with whom the Tenant may be dealing.

33.03 Should the Tenant fail to execute and deliver to the Landlord the certificate and statement set forth in Section 33.01, above, then the Landlord may execute the statement as attorney-in-fact for the Tenant specifying to the best of Landlord's knowledge, the items called for in said Section 33.01.

                                   ARTICLE 34
              NO OTHER REPRESENTATIONS, CONSTRUCTION, GOVERNING LAW

34.01 Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant in executing and delivering this Lease is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in the Lease, or in any other written agreement which may be made and executed between the parties concurrently with the execution and delivery of this Lease, which agreement shall expressly refer to this Lease.

34.02 If any of the provisions of this Lease, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

34.03 This Lease shall be governed in all respects by the laws of the State of Connecticut.

34.04 Landlord and Tenant understand, agree and acknowledge that this Lease has been freely negotiated by both parties and that, in the event of any controversy, dispute, or contest over the meaning, interpretation, validity, or enforceablity of this lease or any of its terms and conditions, there shall be no inference, presumption or conclusion drawn whatsoever against either party by virtue of that party having drafted this Lease or any portion hereof.

                                   ARTICLE 35
                                  PARTIES BOUND

35.01 The obligations of this Lease shall bind and benefit the successors and assigns of the parties with the same effect as if mentioned in each instance where a party is named or referred to, except that no violation of the provisions of Article 10 shall operate to vest any rights in any successor or assignee of Tenant and that the provisions of this Article shall not be construed as modifying the conditions of limitation contained in Article 25. However, the obligations of Landlord under this Lease shall not be binding upon Landlord herein named with respect to any period subsequent to the transfer of its interest in the Building as owner or lessee thereof and in the event of such transfer the obligations thereafter shall be binding upon each transferee of the interest of Landlord herein named as such owner or lessee of the Building, but only with respect to the period ending with a subsequent transfer within the meaning of this Article, and such transferee, by accepting such interest, shall be deemed to have assumed such obligations except only as may be expressly otherwise provided in this Lease. A lease of Landlord's entire interest in the Building as owner or lessee thereof shall be deemed a transfer within the meaning of this Article. For any transfer, Landlord shall require the transferee to assume and accept the obligations relating to the Security Deposit hereunder.

35.02 Tenant shall look solely to the estate and interest of Landlord, its successors and assigns, in the land and Building (or the proceeds thereof) for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to either this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use and occupancy of the Demised Premises.

                                   ARTICLE 36
                      CERTAIN DEFINITIONS AND CONSTRUCTIONS

36.01 For the purposes of this Lease and all agreements supplemental to this Lease, unless the context otherwise requires:

         (A) The term "Mortgage" shall include any indenture of mortgage and deed of trust to a trustee to secure an issue of bonds and debentures, and the term "Mortgagee" shall include such a trustee.

         (B) The terms "include", "including" and "such as" shall each be construed as if followed by the phrase "without being limited to."

         (C) The term "obligations of this Lease" and words of like import, shall mean covenants to pay rent and additional rent under this Lease and all of the other covenants and conditions contained in this Lease. Any provision in this Lease that one party or the other or both shall do or not do, or shall cause or permit or not cause or permit a particular act, condition or circumstance shall be deemed to mean that such party so covenants or both parties so covenant, as the case may be.

         (D) The term "Tenant's obligations hereunder" and words of like import, and the term "Landlord's obligations hereunder" and words of like import, shall mean the obligations to this Lease which are to be performed or observed by Tenant, or by Landlord, as the case may be. Reference to "performance" of either party's obligations under this Lease shall be construed as "performance and observance." Tenant's obligations hereunder shall be construed in every instance as conditions as well as covenants.

         (E) Reference to Tenant being or not being "in default hereunder" or words of like import, shall mean that Tenant is in default in the performance of one or more of Tenant's obligations hereunder, or that Tenant is not in default in the performance of any of Tenant's obligations hereunder, or that a condition of the character described in Section 25.01 has occurred and continues or has not occurred or does not continue, as the case may be.

         (F) References to Landlord as having "no liability to Tenant" or being "without liability to Tenant" shall mean that Tenant is not entitled to terminate this Lease, or to claim actual or constructive eviction, partial or total, or to receive any abatement or diminution of rent, or to be relieved in any manner of any of its other obligations hereunder, or to be compensated for loss or injury suffered or to enforce any other kind of liability whatsoever against the Landlord under or with respect to this Lease or with respect to Tenant's use or occupancy of the Demised Premises.

         (G) The term "laws and/or requirements of public authorities" and words of like import shall mean laws and ordinances of any or all of the federal, state, city and county governments and rules, regulations, orders and or directives of any or all departments, subdivisions, boards, agencies or offices thereof, or any other governmental, public or quasi-public authorities, having jurisdiction in the premises, and/or the direction of any public officer pursuant to law.

         (H) The term "requirements of insurance bodies" and words of like import shall mean rules, regulations, orders and other requirements of the Board of Fire Underwriters and/or the Fire Insurance Rating Organization in Connecticut and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance of the Building and/or the Demised Premises.

         (I) The term "repair" shall be deemed to include restoration and replacement as may be necessary to achieve and/or maintain good working order and condition, and the term "untenantable" shall be deemed to include being inaccessible.

         (J) Reference to "termination of this Lease" includes expiration or earlier termination of the term of this Lease or cancellation of this Lease pursuant to any of the provisions of this Lease or pursuant to law. Upon a termination of this Lease, the term and estate granted by this Lease shall end at noon on the date of termination as if such date were the date of expiration of the term of this Lease and neither party shall have any further obligation or liability to the other after such termination (i) except as shall be expressly provided for in this Lease, or (ii) except for such obligations as by their nature or under the circumstances can only be, or by the provisions of this Lease, may be, performed after such termination, and, in any event, unless expressly otherwise provided in this Lease, any liability for a payment which shall have accrued to or with respect to any period ending at the time of termination shall survive the termination of this Lease.

         (K) The term "in full force and effect" when herein used in reference to this Lease as a condition to the existence or exercise of a right on the part of Tenant shall be construed in each instance as including the further condition that at the time in question no default on the part of Tenant exists, and no event has occurred which has continued to exist for such period of time (after the notice, if any, required by this Lease), as would entitle Landlord in either such instance to terminate this Lease or to dispossess Tenant.

         (L) The term "Landlord" as used in this Lease means only the owner, or other mortgagee in possession, for the time being of the land and Building (or the owner of a lease of the Building or of the land and Building) of which the Demised Premises form a part, so that in the event of any sale or sales of said land and Building or of said Lease, or in the event of a lease of said Building, or of the land and Building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the Building, or of the land and Building, that the purchaser or the lessee of the Building has assumed and agreed to carry out any and all covenants and obligations of Landlord, hereunder.

         (M) The term "Tenant" shall mean Tenant herein named or any assignee or other successor in interest (immediate or remote) of Tenant herein named, when Tenant herein named or such assignee or other successor in interest, as the case may be, is in possession of the Demised Premises as owner of the Tenant's estate and interest granted by this Lease, and also if Tenant is not an individual or corporation, all of the individuals, firms and/or corporations and other entities comprising Tenant.

         (N) Words and phrases used in the singular shall be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender.

         (O) The rule of "ejusdem generis" shall not be applicable to limit a general statement following or referable to an enumeration of specific matter or matters similar to the matters specifically mentioned.

         (P) All references in this Lease to numbered Articles, numbered Sections and Subsections and lettered Exhibits are references to Articles and Sections and Subsections of this Lease, and Exhibits annexed to (and thereby made a part of) this Lease, as the case may be, unless expressly otherwise designated in the context.

         (Q) The term "rent" or "rents" shall, except where the context expressly implies to the contrary, be deemed to mean fixed rent and additional rent as such terms are defined in Section 1.04.

36.02 The various terms which are defined in other Articles of this Lease or are defined in exhibits annexed hereto, shall have the meaning specified in such other Articles and such exhibits for all purposes of this Lease and all agreements supplemental thereto, unless the context shall otherwise require.

36.03 The Article headings in this Lease and Index prefixed to this Lease are inserted only as a matter of convenience or reference, and are not to be given any effect whatsoever in construing this Lease.


                                   ARTICLE 37
                         SUBORDINATION AND MISCELLANEOUS

37.01 (A) This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respects to all covenants, agreements and restrictions of record as of the date hereof, with respect to the land and/or the Building, including but not limited to those restrictions and conditions contained in the deed from the City of Stamford, Connecticut to Landlord or Landlord's predecessor in title. In said deed, Landlord agrees in part, that in the sale, lease or occupancy of the property, it would not effect or execute any agreement, lease, conveyance or other instrument whereby the property or any part thereof is restricted upon the basis of race, sex, religion, color or national origin, and it would comply with all state and local laws in effect from time to time prohibiting discrimination or segregation by reason of race, sex, religion, color or national origin.

         (B) Tenant shall not take or permit any action with respect to the Demised Premises which would violate any covenants, agreements and restrictions of record with respect to the land and/or the Building.

37.02 (A) Promptly after the execution of this Lease, Landlord shall have the right to submit a copy of the Lease to Landlord's mortgagee for approval. If the Lease has not been approved by the mortgagee within thirty (30) days after its execution, then Landlord shall have the right to cancel this Lease by written notice to Tenant within five (5) days after the expiration of such thirty (30) day period. Upon such cancellation, neither party shall have any further liability to the other by reason of this Lease.

         (B) If Landlord fails to cure any default on its part under this Lease, the holder of any superior mortgage shall have the right, at its option, to cure such default in order to prevent termination of this Lease by Tenant.

                                   ARTICLE 38
                               PARTNERSHIP TENANT

38.01 If Tenant is a partnership (or is comprised of two (2) or more persons or entities individually or as co-partners of a partnership) or if Tenant's interest in this lease shall be assigned to a partnership (or to two (2) or more persons or entities individually or as co-partners of a partnership) pursuant to
Article 10 (any such partnership and such persons or entities are referred to in this Article as "Partnership Tenant"), the following provisions of this Article shall apply to such Partnership Tenant: (a) the liability of each of the parties comprising Partnership Tenant shall be joint and several, and (b) each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any modifications of this lease which may hereafter be made, and by any notices, demands, requests or other communications which may hereafter be given, by Partnership Tenant or by any of the parties comprising Partnership Tenant, and (c) any bills, statements, notices, demands, requests and other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties, and (d) if Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed, and (e) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of subdivision (d) of this Section).

38.02 Provided Tenant is not then in default under this Lease beyond the expiration of the applicable notice and cure period provided herein for the cure thereof (if any), and further provided that Clarus Corporation is still one of the entities comprising the Tenant hereunder, Landlord will, at Tenant's request, release Kanders & Company, Inc. from future liability under this Lease. This Section 38.02 shall be deemed deleted from this Lease upon the occurrence of the release of Clarus Corporation pursuant to Section 38.03 hereof.

38.03 At any time after the expiration of the eighteenth (18th) month following the Rent Commencement Date, provided Tenant is not then in default under this Lease beyond the expiration of the applicable notice and cure period provided herein for the cure thereof (if any), and further provided that Kanders & Company, Inc. has not previously been released pursuant to Section 38.02, Landlord will, at Tenant's request, release Clarus Corporation from future liability under this Lease provided Kanders & Company, Inc. provides proof acceptable to Landlord in its reasonable discretion that Kanders & Company, Inc. has a net worth of at least $10,000,000.00 at that time. Landlord agrees to accept as such proof bank references (including approximate current account balances) together with a letter from a certified public accountant stating the estimated net worth of Kanders & Company, Inc.

         In the event that such release is requested after the expiration of the seventh (7th) Lease Year, then, in lieu of the net worth test set forth above, Kanders & Company, Inc. may provide proof acceptable to Landlord in its reasonable discretion that Kanders & Company, Inc. has free and clear cash on hand equal to at least three (3) times Tenant's cash requirements for the trailing twelve (12) month period, in which case Clarus Corporation may be released from future liability under this Lease.


                                   ARTICLE 39
                        TENANT'S AUTHORITY TO ENTER LEASE

39.01 In the event that the Tenant hereunder is a corporation, Tenant represents that the officer or officers executing this lease have the requisite authority to do so.

                                   ARTICLE 40
                                     PARKING

40.01 (A) Provided Tenant is not in default under any material terms, conditions or covenants of this Lease beyond the expiration of the applicable notice and cure period provided herein for the cure thereof (if any), Tenant is entitled to twenty-four (24) parking cards for employees use for parking in undesignated spaces in the Landmark Square parking garage, twelve (12) of which shall be self-park cards and twelve (12) of which shall be valet parking cards, at the following rates:

         Lease Year                 Parking Rate
         ----------                 ------------
         1-3                        $25.00 per card per month
         4-10                       $40.00 per card per month
         11-15                      The then prevailing rate per card per month

Tenant must provide name and registration of vehicle of each person in its employment who will have the right to use said parking cards and all such persons shall be subject to all rules and regulations as may be prescribed by Landlord from time to time and to any modifications and/or additions thereto regarding the use of said parking cards in the parking garage.

         (B) All parking by Tenant's employees shall be on a first come, first serve basis.

         (C) All parking garage spaces, ramps and driveways, walkways, lobbies and elevators used by Tenant, its employees and patrons will be specifically and exclusively at their own risk, and Landlord shall not be liable for any damage to any vehicle or its contents, resulting from theft, collision, vandalism or any other cause whatsoever or for harm or injury to any person from any cause whatsoever, the failure of any garage attendant or other personnel or device to patrol, monitor, guard or service such parking garage, and Landlord shall in no way be liable for any acts or omissions of such personnel, or device in failing to prevent any such theft, vandalism or loss or damage by other cause. Tenant's' indemnity in Article 21 hereof shall include the parking garage and all related parts thereof and thereto as though specifically set forth therein.

         (D) There shall not be any overnight parking in the garage. If any automobile owned by Tenant or by its personnel or visitors remains in the parking garage overnight and the same interferes with the cleaning or maintenance of said area (including, without limitation, snow removal), any costs or liabilities incurred by Landlord in removing said automobile to effectuate cleaning or maintenance, or any damages resulting to said automobile or to Landlord's equipment or equipment owned by others by reason of the presence or removal of said automobile shall be paid by Tenant to Landlord, as additional rent.

         (E) In the event that Tenant validates parking for any person parking in the garage, Tenant shall pay Landlord's then prevailing parking rate for each such validation within ten (10) days after being billed therefor.

         (F) Tenant acknowledges that parking fees including, without limitation, fees for parking cards and validations, may be billed on Landlord's behalf by the garage operator or other agent designated by Landlord and that such fees shall be deemed additional rent under this Lease.

                                   ARTICLE 41
                                 SATELLITE DISH

41.01 Upon request by Tenant in accordance herewith during the term of this Lease, Tenant may (subject to the terms hereof), at its own cost and expense, install, operate, and maintain a satellite dish (hereinafter the "Satellite Dish") on the roof of the Building in a location to be designated by Landlord. Such installation of the Satellite Dish shall be deemed "Tenant's Work" under
Article 14 and shall be performed in strict accordance therewith.

41.02 Tenant's right to install and operate the Satellite Dish as set forth above shall be subject to the further provisions of this Article 41. Tenant shall submit to Landlord, along with its request to install the Satellite Dish,
(i) plans and specifications for the installation of the Satellite Dish, (ii) copies of all necessary governmental and quasi-governmental permits, licenses and authorizations for the installation of such Satellite Dish, which the Tenant shall obtain at its own expense; and (iii) a certificate of insurance evidencing insurance coverage as required by this Lease and any other insurance reasonably required by the Landlord for the installation and operation of the Satellite Dish. Landlord may withhold its approval to the installation and operation of the Satellite Dish if such installation and/or operation of the Satellite Dish may damage the structural integrity of the Building, interfere with any service provided by the Landlord or any tenant, interfere with any then existing tenant's business or reduce the amount of rentable space in the Building, or if such installation, and/or operation shall be in violation of any of the terms hereof.

41.03 The installation and size of such Satellite Dish shall meet the specifications of Landlord and the Federal Communications Commission and shall comply with all other governmental requirements (local, state and federal) and all reasonable requirements of Landlord. In no event shall the Satellite Dish be more than eighteen (18") inches in diameter. Tenant shall, at its own cost and expense, maintain and repair the Satellite Dish and keep same in good condition for as long as same is installed and remains.

41.04 Tenant covenants and agrees that neither the Tenant nor its agents will cause any damage to the roof during the installation and operation of the Satellite Dish.

41.05 If Landlord's insurance premium or Real Estate Taxes (or any other taxes) are increased as a result of the Satellite Dish or if any other tax or charge is imposed on Landlord in connection therewith, Tenant shall pay such increase or such other tax or charge, as additional rent, upon receipt of a bill from the Landlord therefor.

41.06 Tenant shall have no right to an abatement or reduction in the amount of fixed rent or additional rent set forth in this Lease if for any reason the Tenant is unable to use the Satellite Dish.

41.07 Tenant covenants and agrees that the installation, operation and removal of the Satellite Dish and all related cabling and wiring will be at its sole risk and expense. Tenant agrees to indemnify, defend and hold harmless Landlord against all claims, actions, damages, liability and expenses (including reasonable attorneys' fees and disbursements) in connection with the loss of life, personal injury, damage to property or business or any other loss or injury arising out of the installation, operation or removal of the Satellite Dish, unless caused by Landlord and not covered by Tenant's insurance. Tenant agrees to indemnify Landlord for all costs and expenses (including reasonable attorneys' fees and disbursements) incurred as a result of any litigation concerning the Satellite Dish.

41.08 Landlord, at its sole option, may require the Tenant, at any time prior to the expiration of this Lease, to terminate the operation of the Satellite Dish and to remove the Satellite Dish at Tenant's sole expense if it is causing physical damage to the structural integrity of the Building, interfering with any other service provided by the Building, or interfering with the business of any other tenant that was operating in the Building prior to installation of Tenant's Satellite Dish.

41.09 At the expiration or sooner termination of this Lease or upon termination of the operation of the Satellite Dish by Landlord, Tenant or otherwise, Tenant shall be required to remove the Satellite Dish and all related cabling and wiring from the Building, at its sole cost and expense, on or prior to such date. Tenant shall repair all damage attributable to the installation or removal of such Satellite Dish and all related cabling and wiring and shall leave the portion of the Building where the Satellite Dish was located in good order and repair, reasonable wear and tear excepted. If Tenant does not promptly remove the Satellite Dish and all related cabling and wiring when so required, Tenant hereby authorizes Landlord to remove and dispose of the Satellite Dish and all related cabling and wiring and charge Tenant for all costs and expenses incurred thereby. Tenant agrees that Landlord shall not be liable for any property (including the Satellite Dish and all related cabling and wiring) disposed of or removed by Landlord in accordance herewith.

41.10 Access to the roof by Tenant's contractor to install the Satellite Dish shall be coordinated with Landlord's property manager. Tenant shall be permitted access to the roof for the purpose of maintenance, repair or replacement of the Satellite Dish during the hours of 9:00 a.m. to 5 p.m. Monday through Friday (except holidays) upon reasonable prior written notice to Landlord.

                                   ARTICLE 42
                                 RENEWAL OPTION

42.01 Tenant shall have the right, to be exercised as hereinafter provided, to extend the term of this Lease with respect to the entire Demised Premises for one (1) period of five (5) years (the "Renewal Term") upon the following terms and conditions:

         (a) That at the time of the exercise of such right and at the commencement of the Renewal Term, Tenant shall not be in default in the performance of any of the terms, covenants or conditions which Tenant is required to perform under this Lease beyond the expiration of the applicable notice and cure period provided herein for the cure thereof (if any).

         (b) That Tenant shall notify Landlord in writing that Tenant intends to exercise this option at least twelve (12) months prior to the Expiration Date.

         (c) That the Renewal Term shall be upon the same terms, covenants and conditions as in this Lease provided, except that (i) there shall be no further option to extend this Lease beyond the Renewal Term referred to above; (ii) the Demised Premises shall be delivered in its then "as is" condition; and (iii) the fixed rent to be paid by Tenant during the Renewal Term shall be ninety-five (95%) percent of the fair market annual minimum rent (as hereinafter defined) during the first year of the Renewal Term, but in no event less than $45.00 per rentable square foot per year, subject to escalations during each of the second through fifth years of the Renewal Term of three (3%) percent per annum over the fixed rent payable for the prior year.

         "Fair market annual minimum rent" as such term is used in this Article 42 shall mean the rate then being received by landlords when entering into new leases for comparable space for a comparable term in Class A buildings in the Central Business

District of Stamford, Connecticut. "Fair market annual minimum rent" shall not mean "net effective rent to Landlord". In determining fair market annual minimum rent, no adjustment shall be made in consideration of and Tenant shall not be entitled to a credit for Tenant improvements, brokerage commissions, rent concessions and other concessions which Landlord may typically offer to other tenants.

         (d) This Renewal Option is offered exclusively to Clarus Corp. and Kanders & Company, Inc. and shall not be transferable by operation of law or otherwise except to a permitted assignee of this Lease.

         (e) Time shall be of the essence with respect to all of Tenant's obligations under this Article 42.

                                   ARTICLE 43
                               CANCELLATION OPTION

43.01 (a) Provided Tenant has complied with all of the terms, covenants and conditions of this Lease and is not then in default of its obligations hereunder beyond the expiration of the applicable notice and cure period provided herein for the cure thereof, if any, Tenant shall have the right to cancel this Lease as of the last day of the eighth (8th) or tenth (10th) Lease Year (in either case, the "Cancellation Date") by notifying Landlord in writing (the "Cancellation Notice"), at least twelve (12) months prior to the desired Cancellation Date of Tenant's intent to exercise this Cancellation Option and by delivering to Landlord, together with the Cancellation Notice, a check (subject to collection) in the amount of the applicable Cancellation Fee (as hereinafter defined). The "Cancellation Fee" shall mean the sum of: (i) (A) if the Cancellation Date is at the end of eighth (8th) Lease Year, an amount equal to the fixed rent that would have been payable hereunder during the twelve (12) calendar months following the Cancellation Date, or (B) if the Cancellation Date is at the end of the tenth (10th) Lease Year, an amount equal to the fixed rent that would have been payable hereunder during the nine (9) calendar months following the Cancellation Date; and (ii) the Unamortized Costs (as defined below). The term "Unamortized Costs", as used herein, shall be deemed to mean those portions of all costs incurred by Landlord in connection with this Lease that have not been amortized as of the Cancellation Date, which costs shall include, without limitation, each of the following: (y) construction, architectural, engineering and other costs and fees associated with the performance of any and all construction performed by Landlord or Landlord's contractors on behalf of Tenant (including the Landlord's Initial Work), and (z) $191,820.00, representing the Broker's commission. For the purpose of calculating the Unamortized Costs, the total costs described above shall be amortized over the entire Term of this Lease as if same were a ten (10) year, self-amortizing loan at an annual interest rate of eight (8%) percent, payable in equal monthly installments of principal and interest combined. The amount of the Unamortized Costs shall be equal to the amount that would be outstanding under such loan as of the Cancellation Date.

         (b) Upon satisfaction by Tenant of each of the above conditions, and upon the Demised Premises having been surrendered to Landlord and vacated by Tenant (in accordance with the provisions of Article 24 hereof) on or before the Cancellation Date as if that date were the Expiration Date under this Lease, this Lease shall be deemed canceled and terminated as of the Cancellation Date. Time is of the essence with respect to all time periods referenced in this
Article 43. In the event that Tenant shall fail to fully and timely comply with each of the conditions herein contained, Tenant will be deemed to have waived all of its rights contained in this Article 43. Tenant acknowledges that, following exercise of this Cancellation Option by Tenant, Tenant may not revoke such cancellation without the prior written consent of Landlord (which may be granted or withheld in Landlord's sole discretion).

         (c) This Cancellation Option is offered exclusively to Clarus Corp. and Kanders & Company, Inc. and shall not be transferable by operation of law or otherwise except to a permitted assignee of this Lease.

                                   ARTICLE 44
                              RIGHT OF FIRST OFFER

44.01 (a) In the event that Landlord, at its option, obtains the legal right to lease the penthouse space or any portion thereof located directly above the Demised Premises consisting of approximately 1,500 square feet (the "Penthouse Space"), and desires to lease the Penthouse Space, then, provided Tenant is not then in default under this Lease beyond the expiration of the applicable notice and cure period provided herein for the cure thereof (if any), Landlord shall notify Tenant of the availability of the Penthouse Space ("Landlord's Notice"), provided that Landlord shall not be liable to Tenant for any costs, expenses, damages or liabilities which are or may be incurred by Tenant by reason of Landlord's unintentional failure to so notify Tenant. Tenant shall have a period of five (5) days after receipt of Landlord's Notice in which to notify Landlord that Tenant will either lease the Penthouse Space pursuant to the terms of this
Article 44 or not lease the Penthouse Space ("Tenant's Notice"), time being of the essence with respect to all of Tenant's obligations hereunder.

         (b) In the event that Tenant elects not to lease the Penthouse Space or fails to deliver Tenant's Notice in strict accordance with the terms hereof (in which case Tenant shall be deemed to have elected not to lease the Penthouse Space), Landlord shall thereafter not be permitted to lease the Penthouse Space to any other party.

         (c) Tenant's exercise of this Right of First Offer by the giving of Tenant's Notice to Landlord shall be self-operative and no additional document of confirmation of Tenant's exercise of this Right of First Offer shall be necessary. Notwithstanding the foregoing, at Landlord's option, Landlord and Tenant shall execute a lease modification agreement (the "Lease Modification Agreement") to confirm Tenant's exercise of this Right of First Offer. In the event that Tenant properly and timely exercises this Right of First Offer as provided above, Tenant shall lease the Penthouse Space from Landlord upon all of the same terms as this Lease, except: (i) that the fixed rental rate for the Penthouse Space shall be equal to the fair market annual minimum rent (as defined below), (ii) for other matters dependent upon the size of the Penthouse Space, such as Tenant's Proportionate Share, which shall be adjusted accordingly, (iii) that Tenant will accept the Penthouse Space in its "as is" condition and Landlord shall not be required to perform any work in or to the Penthouse Space or incur any expense in order to prepare such space for Tenant's occupancy, and (iv) for such other terms and conditions as may be mutually agreed to by Landlord and Tenant.

         "Fair market annual minimum rent" as used in this Article 44 shall mean the rate then being received by landlords when entering into new leases for comparable size space for a comparable term in Class A buildings in the Central Business District of Stamford, Connecticut. "Fair market annual minimum rent" as used in this Article 44 shall not mean "net effective rent to Landlord". In determining fair market annual minimum rent, adjustment shall be made in consideration of factors then customarily taken into account in determining fair market annual minimum rent, including, without limitation, the improvements which Tenant agrees to make to the Penthouse Space at Tenant's expense.

         (d) This Right of First Offer is offered exclusively to Clarus Corp. and Kanders & Company, Inc. and shall not be transferable by operation of law or otherwise except to a permitted assignee of this Lease.

                                   ARTICLE 45
                                 PENTHOUSE SPACE

45.01 (a) In the event that Tenant desires to lease the entire Penthouse Space (as such term is defined in Article 44 hereof) and Tenant desires to take all actions necessary to make the Penthouse Space legally rentable at Tenant's sole cost and expense (including, without limitation, all costs of permits, approvals, construction, legal expenses, etc.), then, provided Tenant is not then in default under this Lease beyond the expiration of the applicable notice and cure period provided herein for the cure thereof (if any), Tenant may notify Landlord that Tenant will take such actions and thereafter lease the Penthouse Space pursuant to the terms of this Article 45. Landlord will cooperate with Tenant at Tenant's expense (including Landlord's attorneys' fees and disbursements) in order to facilitate Tenant's efforts pursuant to this Article
45. All provisions of Article 14 of this Lease shall be applicable to any Alterations to be performed by Tenant with respect to the Penthouse Space.

         (b) Upon exercise of its rights under Section 45.01, Landlord and Tenant shall execute a lease modification agreement to confirm that Tenant will lease the Penthouse Space from Landlord upon all of the same terms as this Lease, except: (i) that the fixed rental rate for the Penthouse Space shall be equal to the fair market annual minimum rent (as defined below), (ii) for other matters dependent upon the size of the Penthouse Space, such as Tenant's Proportionate Share, which shall be adjusted accordingly, (iii) that Tenant will accept the Penthouse Space in its "as is" condition and Landlord shall not be required to perform any work in or to the Penthouse Space or incur any expense in order to prepare such space for Tenant's occupancy, and (iv) for such other terms and conditions as may be mutually agreed to by Landlord and Tenant.

         "Fair market annual minimum rent" as used in this Article 45 shall mean the rate then being received by landlords when entering into new leases for comparable size space for a comparable term in Class A buildings in the Central Business District of Stamford, Connecticut. "Fair market annual minimum rent" as used in this Article 45 shall not mean "net effective rent to Landlord". In determining fair market annual minimum rent, adjustment shall be made in consideration of factors then customarily taken into account in determining fair market annual minimum rent, including, without limitation, the improvements which Tenant agrees to make to the Penthouse Space at Tenant's expense.

         (c) This Article 45 is applicable only to Clarus Corp. and Kanders & Company, Inc. and shall not be transferable by operation of law or otherwise except to a permitted assignee of this Lease.

                                   ARTICLE 46
                              BUILDING RENOVATIONS

46.01 Landlord will use commercially reasonable efforts to complete the following renovations at the Building within the time periods provided: (a) by December 31, 2004, paint the lobby, remove the original Building directory from the lobby, install a security card access system for the Building, install lighting in the elevator portion of the lobby and renovate the two (2) cubby spaces behind each set of elevator cabs; and (b) by June 30, 2004, repair the peeling paint on the northeast portion of the facade of the curtain wall of the Building.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers hereunder affixed the date and year first above written.

SIGNED AND DELIVERED
IN THE PRESENCE OF:                                  RECKSON OPERATING PARTNERSHIP, L.P.
                                                          BY: RECKSON ASSOCIATES REALTY CORP.,
                                                                  GENERAL PARTNER

                                                          BY: /s/ Marion Schiraldi
                                                              Name: Marion Schiraldi
_______________________________                               Its: Senior Vice President and Managing Director

                                                          CLARUS CORPORATION


                                                          BY: /s/ Nigel P. Ekern
                                                          Name: Nigel P. Ekern
______________________________                            Its:  Chief Administrative Officer

                                                          KANDERS & COMPANY, INC.



                                                          BY: /s/ Warren B. Kanders
                                                                  Name: Warren B. Kanders
                                                                  Its:President

                                    EXHIBIT A
                                   RENTAL PLAN

                                    EXHIBIT B
                                CLEANING SCHEDULE

Subject to Section 18.02, Landlord covenants and agrees to provide the following basic cleaning services to the Demised Premises:

Daily (5 days per week Monday to Friday, legal holidays excepted):

                  *        Sweep hard surface floors with treated dust mop
                  *        Empty and wipe all ash trays.
                  *        Empty waste paper baskets
                  *        Low dusting
                  *        Vacuum all carpeted areas

Weekly:

                  *        Damp mop all hard surface floors.

Every six (6) months:

                           Clean windows inside and out

                                    RECYCLING


Tenant is advised that the Building is subject to a mandatory recycling program for disposables and waste materials. Tenant shall abide by all rules and regulations as may be promulgated for compliance with the program.

                                    EXHIBIT C
                              RULES AND REGULATIONS

1. The sidewalks, entrances, passages, lobby, elevators, vestibules, stairways, corridors or halls outside the Demised Premises shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the Demised Premises and Tenant shall not permit any of its employees, agents or invitees to congregate in any said areas. No door mat of any kind whatsoever shall be placed or left in any public hall or outside and entry door of the Demised Premises.

2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with any window or door of the Demised Premises without the prior written consent of Landlord. Such curtains, blinds, shades or screens must be of a quality type, design and color, and attached in the manner, approved by Landlord.

3. No sign, insignia, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted, or affixed by any tenant on any part of the outside of the Demised Premises or the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge expense incurred in such removal to the tenant or tenants violating this rule. Interior signs and lettering on doors and directory tablet outside of the Demised Premises shall, if and when approved by Landlord, be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord.

4. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels, or other articles be placed on the window sills.

5. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules outside the Demised Premises.

6. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substances shall be thrown or deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licenses shall have caused the same.

7. No boring, cutting or stringing of wires in violation of applicable laws, codes or regulations shall be permitted, except with the prior written consent of Landlord, and as Landlord may reasonably direct. No tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Demised Premises.

8. No bicycles, vehicles, animals, fish or birds of any kind shall be brought into or kept in or about the premises.

9. No noise, including, but not limited to, music or the playing of musical instruments, recordings, radio, or television which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any Tenant. Nothing shall be done or permitted in the Demised Premises by Tenant which would unreasonably impair or interfere with the use or enjoyment by any other tenant of any other space in the Building. No tenant shall throw anything out of the doors, windows or skylights or down the passageways.

10. Tenant, its servants, employees, agents, visitors or licensees, shall not at any time bring or keep upon the Demised Premises any explosive fluid, chemical or substance, nor any inflammable or combustible objects or materials, in violation of any applicable law, ordinance or governmental regulation.

11. Additional locks or bolts of any kind which shall not be operable by the Grand Master Key for the Building shall not be placed upon any of the doors or window by any tenant, nor shall any changes be made in locks or the mechanism thereof which shall make such locks inoperable by said Grand Master Key. Each tenant shall, upon the termination of its tenancy, turn over to the Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise provided by, such tenant and in the event of the loss of any keys furnished by Landlord, such tenant shall pay to Landlord the cost thereof. Tenant shall have the right to install additional security systems for the Demised Premises, which systems will be coordinated with those operated by Landlord and its managing agent. Keys or cards used in connection with such systems shall be furnished to Landlord or its managing agent.

12. All removals, or the carrying in or out of any safes, freight, furniture, packages, boxes, crates or any other object or matter of any description must take place during such hours and in such elevators as Landlord or its agent may reasonably determine from time to time. Landlord reserves the right to inspect all objects and matter to be brought into the Building and to exclude from the Building all objects and matter which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord may require any person leaving the Building with any package or other object or matter to submit a pass, listing such package or object or matter, from the tenant from whose premises the package or object or matter is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of such tenant. Landlord shall, in no way, be liable to Tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the Demised Premises or the Building under the provisions of this Rule 12 or of Rule 16 hereof.

13. Tenant shall not occupy or permit any portion of the Demised Premises to be occupied as an office for a public stenographer or public typist, or for the warehousing, manufacture or sale to the general public of beer, wine, liquor, narcotics, or as a barber, beauty or manicure shop, or as an employment bureau. Tenant shall not engage or pay any employees on the Demised Premises, except those actually working for Tenant or its affiliates. Tenant shall not use the Demised Premises or any part thereof, or permit the Demised Premises or any part thereof to be used, for manufacturing, or sale at auction of merchandise, goods or property of any kind, except for promotional purposes.

14. Tenant shall not obtain, purchase or accept for use in the Demised Premises cleaning, floor polishing or other similar services from any persons not authorized by Landlord in writing to furnish such services, provided always that the charges for such services by persons authorized by Landlord are not excessive. Such services shall be furnished only at such hours, in such places, within the Demised Premises, and under such regulations as may be fixed by Landlord. Tenants shall not purchase or contract for waxing, rug shampooing, Venetian blind washing, furniture polishing, lamp servicing, cleaning of electric fixtures, removal of garbage or towel service in the Demised Premises except from companies or persons approved by the Landlord. Landlord will be reasonable in its decision.

15. Landlord shall have the right to prohibit any advertising, or identifying sign by any tenant which in Landlord's reasonable judgment tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, such tenant shall refrain from or discontinue such advertising or identifying sign.

16. Landlord reserves the right to exclude from the Building during hours other than Business Hours (as defined in the foregoing Lease) all persons who do not present a pass to the Building signed by Landlord. All persons entering and/or leaving the Building during hours other than Business Hours may be required to sign a register. Landlord will furnish passes to persons for whom any tenant requests same in writing. Tenant, provided Tenant has such pass, will be permitted access to the Building and the Demised Premises 24 hours a day, seven days a week.

17. All entrance doors in the Demised Premises shall be left locked by Tenant when the Demised Premises are not in use. Entrance doors shall not be left open at any time. Landlord or its agents or contractors will turn off lights upon completion of cleaning services.

18. Unless Landlord shall furnish electrical energy hereunder as a service included in the rent, Tenant shall, at Tenant's expense, provide artificial light and electrical energy for the employees of Landlord and/or Landlord s contractors while doing janitor service or other cleaning in the Demised Premises and while making repairs or alterations in the Demised Premises.

19. The Demised Premises shall not be used for lodging or for any illegal purpose.

20. The requirements of tenants will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from Landlord.

21. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

22. There shall not be used in any space or in the public halls of the Building, either by any tenant or by jobbers or any others, in the moving or delivery or receipt of safes, freight, furniture, packages, boxes, crates, paper, office material, or any other matter or thing, any hand trucks except those equipped with rubber tires, side guards and such other safeguards as Landlord shall reasonably require. No hand trucks shall be used in passenger elevators, and no such passenger elevators shall be used for the moving, delivery or receipt of the aforementioned articles.

23. Tenant shall not cause or permit any odors of cooking or other processes or any unusual or objectionable odors to emanate from the Demised Premises which would annoy other tenants or create a public or private nuisance. No cooking shall be done in the Demised Premised except as is expressly permitted in the foregoing Lease.

24. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system and if requested by Landlord shall lower and close blinds, drapes and curtains when the sun's rays fall directly on the windows of the Demised Premises.

25. Subject to the provisions of Section 13.01, Landlord in its reasonable judgment, reserves the right to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in its reasonable judgment, it deems it necessary or desirable for the reputation, safety, care or appearance of the Building, or the preservation of good order therein, or the operation or maintenance of the Building or the equipment thereof, or the comfort of tenants or others in the Building.

26. Cigarette, pipe and cigar smoking is allowed only in tenant's demised premises. Smoking is prohibited in all interior public areas including but not limited to: public corridors, elevators, elevator lobbies and toilet rooms.

27. Tenant shall provide and maintain, at its expense, the hand-held fire extinguishers that are required to be maintained in the Demised Premises by the governmental agency having jurisdiction over this matter.

                                    EXHIBIT D
                                   WORK LETTER

Tenant has examined the Demised Premises and, except for Landlord's Initial Work, Tenant agrees to accept possession of the Demised Premises in its "as is" condition which shall exist on the date of this Lease, and further agrees that, except as otherwise expressly set forth herein, Landlord shall have no obligation to perform any work, supply any materials, incur any expenses or make any installations, in order to prepare the Demised Premises for Tenant's occupancy.

Tenant shall perform Tenant's Initial Work, at Tenant's cost and expense (subject to the Tenant Improvement Allowance described herein).

         1. (A) Tenant shall submit final and complete dimensioned and detailed plans and drawings of partition layouts, including openings, ceiling and lighting layouts, finishes and colors, engineering drawings, and any and all other information as may be necessary to complete Tenant's Initial Construction, which plans shall be at Tenant's sole cost and expense (all herein called the "Plans"). The Plans shall be 1' 0" = 1/8" scale.

              (B) All Plans shall be submitted to Landlord for review and Landlord shall approve the Plans, or approve same as noted, within fifteen (15) business days after submission thereof to Landlord.

              (C) Any architect, engineer, designer or consultant acting for or on behalf of Tenant shall be deemed an agent of, and authorized to bind, Tenant in all respects. Tenant or Tenant's contractor shall submit all Plans which require any approval or permit, to the governmental authority having jurisdiction thereover and Tenant shall pay any and all costs for obtaining permits or filing Plans.

              (D) All plans (including the Plans) with respect to the Demised Premises and required to be submitted by Tenant, shall comply and conform with the Building plans filed with the Building Department of the City of Stamford, and with all the rules, regulations and other requirements of any governmental department having jurisdiction over the construction of the Demised Premises. Any changes required by any governmental department affecting the construction of the Demised Premises, at the sole cost and expense of Tenant, shall be complied with by Tenant in completing the Demised Premises.

         2.   (A) Intentionally Omitted.

              (B) The term "tenant's delay" shall have the meaning ascribed thereto in Section 4.02 of this Lease.

              (C) Tenant does herewith agree that in the event substantial completion of Tenant's Initial Construction in the Demised Premises pursuant to this Exhibit and/or any further agreements pertaining thereto, entered into between Landlord and Tenant, is delayed by any tenant's delay, Tenant shall, in addition to the provisions of Section 4.02 of this Lease, pay the reasonable costs and damages Landlord may sustain by reason of such tenant's delay.

         3.       Intentionally Omitted.

         4. (A) Tenant shall be responsible, at Tenant's sole cost and expense, for the installation and removal of all computer and telephone equipment and related wiring, as well as interior decorative treatments ("Tenant's Installations"). All Tenant Installations shall be in conformity with the regulations promulgated by the State of Connecticut and City of Stamford Fire Marshall's Offices.

              (B) Without limiting the generality of any other provisions of this Lease, any entry by Tenant in or on the Demised Premises shall be at Tenant's sole risk and, upon request of Landlord, Tenant shall pay for and deliver to Landlord, policies and certificates of insurance in amounts and with such companies as shall be reasonably satisfactory to Landlord, such as, but not limited to General Comprehensive Commercial Liability, Property Damage and Workers' Compensation to protect Landlord and Tenant during the period of making such Tenant's Installations. Landlord shall be named as an additional insured in such policies and the same shall be continued in effect, by Tenant at its cost and expense, during the period of the performance of

Tenant's Installations.

              (C) All Tenant's Installations shall be in accordance with the rules and regulations of any governmental department or bureau having jurisdiction thereover, and shall not conflict with or be in violation of, or cause any violation of Landlord's basic building plans and/or the construction of the Building, and all Tenant's Installations shall be completed free of all liens and encumbrances. All permits which may be required by Tenant for Tenant's Installations shall be procured and paid for by Tenant only after having obtained Landlord's written approval of such work, or, if Landlord shall deem the same advisable, Landlord may procure such permit and Tenant shall pay for the same. No plans and/or specifications required to be filed by Tenant pursuant to any work contemplated to be performed by it within the Demised Premises shall be filed or submitted to any governmental authority having jurisdiction thereover without first having obtained Landlord's approval of the same.

              (D) Intentionally Omitted.

              (E) Tenant agrees that should Tenant enter upon the Demised Premises for the purposes of performing any work, the labor employed by Tenant or anyone performing such work for or on behalf of Tenant shall always be harmonious and compatible with the labor employed by Landlord or any contractors or subcontractors of Landlord. Should a labor dispute or disruption occur, Landlord may require Tenant to withdraw from such premises until the completion of any work being performed by Landlord in the Demised Premises.

              (F) In the event Tenant or Tenant's contractor shall enter upon the Demised Premises or any other part of the Building, as may be above permitted by Landlord, Tenant agrees to indemnify and save Landlord free and harmless from and against any and all damages, claims costs and expenses, arising from or claimed to arise from any act, or for any other reason whatsoever arising out of said entry or such work.

              (G) Any costs for services incurred or repairs required due to Tenant's contractors or Tenant's Installations shall be paid for by Tenant.

         5.   Intentionally Omitted.

         6. Landlord shall contribute up to a maximum of $460,000.00, plus additional sums equal to the actual out-of-pocket cost of the installation of a building standard sprinkler system in the Demised Premises and the actual, out-of-pocket cost of the installation of sixty (60) tons of base building HVAC to service the Demised Premises (specifically limited to providing (i) the HVAC units and the main trunk line into the Demised Premises with respect to the HVAC units to be installed within the core of the Demised Premises, and (ii) the HVAC units only (i.e. without the distribution system therefor) with respect to the HVAC units to be installed above the drop ceiling), towards the cost of Tenant's Initial Work (the "Tenant Improvement Allowance"). Tenant shall, as Tenant's Initial Work progresses, submit statements to Landlord from time to time, but not more often than once per month, setting forth the cost of those aspects of the Tenant's Initial Work which have been completed through the date of such statement (such statement to be prepared in accordance with standard progress payment application forms issued by the American Institute of Architects). Each such statement shall be accompanied by a certificate from an authorized officer of Tenant requesting reimbursement for sums paid or to be paid (such requested amount, the "Requested Allowance Payment") and certifying that: (i) the Requested Allowance Payment is then due and payable by Tenant or has theretofore been paid by Tenant; and (ii) the intended use thereof is for satisfaction of amounts paid or amounts due and owing Tenant's contractor in connection with Tenant's Initial Work. Following receipt of any such statement and accompanying certificate, Landlord shall pay to Tenant (or to Tenant's contractor, if so directed by Tenant) a portion of the Tenant Improvement Allowance in an amount equal to ninety (90%) percent of the subject Requested Allowance Payment (but in no event shall the aggregate amount of such payments by Landlord exceed the Tenant Improvement Allowance). The ten (10%) percent of each Requested Allowance Payment not so paid to Tenant shall be retained by Landlord (subject to the following provisions of this Section), and the total amount so retained is hereinafter collectively referred to as the "Retained Allowance". Provided that no event of default shall have occurred and be continuing hereunder beyond the expiration of the applicable notice and cure period provided herein for the cure thereof (if any), Landlord shall pay the entire Retained Allowance to Tenant, following Tenant's written request therefor and Landlord's receipt of the following materials: (A) a certification from Tenant's architect or engineer that Tenant's Initial Work has been substantially completed in strict accordance with the final construction documents approved by Landlord and that Tenant's Initial Work has been performed and completed in strict accordance with the requirements and provisions of this Lease and all governmental permits, licenses and authorizations required for Tenant's Initial Work; (B) a certificate from an authorized officer of Tenant certifying: (i) the total cost of Tenant's Initial Work (which certification shall substantiate such total cost to the reasonable satisfaction of Landlord); and (ii) that Tenant's Initial Work has been fully paid for or will be fully paid for upon receipt of the Retained Allowance; (C) lien waivers from all contractors and subcontractors which performed all or any portion of Tenant's Initial Work, stating that they have been fully paid for the work completed by such contractors or subcontractors; and (D) a certificate of occupancy for the Demised Premises. Upon delivery of such certificate, evidence and other documentation, Tenant shall have the reasonable right to control the release and payment of the Retained Allowance to its contractors, subcontractors and materialmen. Prior to paying the Retained Allowance, Landlord shall have the right, provided Landlord exercises such right within ten (10) days after Tenant's request for the Retained Allowance, to (a) inspect all of Tenant's Initial Work to determine if it has been completed substantially in accordance with the final construction documents, and (b) review all invoices and evidence of payment thereof for Tenant's Initial Work, to the extent such payments have been made. To the extent such payments have not been made, Landlord shall have the right (but not the obligation) to make such payments directly to such contractors, subcontractors or materialmen. The right to receive reimbursement for the cost of Tenant's Initial Work as set forth herein shall be the exclusive benefit of Tenant, it being the express intent of the parties hereto that in no event shall such right be conferred upon or for the benefit of any third party, including without limitation, any contractor, subcontractor, materialman, laborer, architect, engineer, attorney or any other person, firm or entity. If the total charges for Tenant's Initial Work are less than the maximum amount of the Tenant Improvement Allowance set forth above, Tenant shall not be entitled to receive the remainder of such Tenant Improvement Allowance in any form. Tenant hereby acknowledges that, except as hereinafter provided, in no event shall any portion of the Tenant Improvement Allowance be paid or applied against any "soft costs". The term "soft costs", as used herein, shall generally include, without limitation, the fees and charges of any architects, engineers and other consultants engaged by Tenant in connection with Tenant's Initial Work; the fees and charges incurred in connection with obtaining governmental and quasi-governmental permits, authorizations and approvals; the costs and charges incurred in connection with the installation of Tenant's data and telecommunication wiring and cabling in and about the Demised Premises (or any portion thereof); and the costs and expenses incurred by Tenant in connection with the acquisition, transport and/or installation of Tenant's personnel, furniture, fixtures, equipment or decorations in the Demised Premises (or any portion thereof). Notwithstanding the foregoing, Tenant shall be permitted to apply up to $46,000.00 of the Tenant Improvement Allowance in the aggregate towards architectural and engineering costs.

         7. Telephone and computer installation and all costs therefor shall be the sole responsibility of Tenant, and Tenant shall make all necessary arrangements. Such telephone installations are subject to approval by Landlord and must be performed in strict compliance with all government codes, including a low voltage permit from the City of Stamford. At the expiration or earlier termination of the Lease, Tenant shall be responsible for the removal of all telecommunications and data wiring and any affiliated equipment.

         8. Tenant shall, within thirty (30) days after the Rent Commencement Date, install vertical blinds as approved by Landlord, at Tenant's sole cost and expense on all exterior windows; such blinds shall be G71 vertical blinds in fabric kinetics, #0112, alabaster, and no other type of window covering will be used.

                       INSTRUCTIONS TO MOVING CONTRACTORS

         1. The directions of the Landlord and/or his managing agent will be followed at all times.

         2. No furniture and/or building materials will be moved in or out of the building from 7:00 a.m. to 6:00 p.m., Monday through Friday, unless approved by the Landlord and/or his managing agent.

         3. The moving contractor must submit, not later than two weeks prior to the move, a written schedule which indicates the date and time the move will commence and also the same for the completion of the move.

         4. All routes over finished floors will be protected with masonite, plywood or similar material runway, which is to be picked up at the close of work each day.

         5. Appropriate warning signs are to be posted in all public corridors and lobbies used.

         6. Temporary staging of furniture and equipment in public areas is not permitted.

         7. All areas traveled are to be broom cleaned at the close of each day. Elevators are to be swept and debris carried from the car, NOT swept across the door opening.

         8. Workmen should use the toilet facilities provided by the Landlord or Managing Agent.

         9. The load limit of 3,000 pounds in the passenger elevator is NOT to be exceeded.

         10. Generally only two (2) trailers will be allowed at the Loading Dock. Arrangements to accommodate more than two (2) must be made in advance with the Property Management Office.

         11. Only rubber wheeled dollies and carts, in good operating condition, may be used. Excess oil and grease must be removed from wheels to prevent staining flooring.

         12. Reasonable care must be taken at all times to avoid any personal injury or property damage.

         13. All packing and crating materials must be removed at the end of each day, and NOT be left to accumulate over night (fire hazard).

         14. The moving contractor must utilize labor that will work in harmony with other labor in the building. In addition, Landlord's office should receive not later than two weeks prior to move, insurance certificates evidencing the following minimum coverages:

              (i) Insurance carrier must have a Best's rating of A VIII or better.

              (ii) Certificates of insurance must be provided prior to the commencement of any work performed.

              (iii) Type of insurance:

              A. Commercial General Liability:
                 ----------------------------
                  General Aggregate                               $2,000,000
                  Products/Completed Operations Aggregate         $1,000,000
                  Personal & Advertising Injury, per occurrence   $1,000,000
                  Each Occurrence                                 $1,000,000
                  Fire Damage Liability                           $   50,000
                  Medical Expense                                 $    5,000
                  Broad Form Property Damage                       Included
                  Explosion, Collapse & Underground Hazard         Included

              B. Automobile Liability:
                 --------------------
                  Bodily Injury/Property Damage Liability
                  Each Occurrence (Combined Single Limit) $1,000,000

              C. Excess or Umbrella Liability:
                 ----------------------------
                  Each Occurrence                $5,000,000 (Coverage to be at
                                                         least on a "follow form" basis)

             D. Worker's Compensation & Employer's Liability:
                 --------------------------------------------
                  Per statutory requirements of the state in which work is to be provided or performed.

              E. Connecticut State Short Term Disability:
                 ---------------------------------------
                  Per statutory requirements of the state in which work is to be provided or performed.

All certificates are to stipulate that ten (10) days prior notice of cancellation will be given to the Tenant and to:

RECKSON ASSOCIATES REALTY CORP.
360 Hamilton Avenue
White Plains, New York 10601

                      INSTRUCTIONS TO TENANT'S CONTRACTORS

         1. It shall be Tenant's contractor's responsibility to schedule the performance of his work and notify the Landlord's Property Manager of his proposed schedule, so that the contractor's elevator usage for material deliveries and rubbish removal may be coordinated with the over-all project (reserved) hoisting usage.

            Elevator use for construction and moves may only occur during the hours of 6:00 P.M. through 7:00 A.M. on business days and only with prior notice and approval of the Landlord. Elevator use on non-business days may occur at any time and again only with prior notice and approval of the Landlord. Tenant is responsible for all building standard charge normally associated with such use.

         2. The Tenant's contractor shall notify Landlord's Property Manager at least four (4) weeks prior to his proposed starting date to perform Tenant's Work (two (2) weeks prior to the proposed starting date for Tenant's Initial
Work) and at that time will discuss the arrangements and requirements of his schedule. The following items will be discussed to determine the scheduled reservation time:

         a.   Material delivery, schedule - dates - times
         b.   Number of vehicles
         c.   Elevator Service and hoist reservation time
         d.   Docking arrangements and reservation time
         e.   Insurance requirements
         f.   Names and telephone numbers of contact and coordinator
         g.   General instructions - rules and regulations

         3. The Tenant's contractor shall confirm his schedule with the Landlord's Property Manager, not less than 48 hours in advance of his pre-scheduled material deliveries. It shall be Tenant's contractor's sole responsibility to confirm his reservation times, and in the event that the confirmation is not verified and re-executed it shall be deemed that his reservations are to be voided (cancelled) and allocated to others. He shall then be required to re-schedule both his deliveries and his reservations through the Landlord's Property Manager. In all fairness to the other Tenants going into the building, if Tenant's contractor fails to meet or confirm the date, his contractor will have to wait until there is free time in the material delivery and hoisting schedule before they will be allowed to perform Tenant's Work. Landlord's Property Manager will make every effort to accommodate the Tenant's contractor as early as possible, but it is very likely that to re-schedule would effect a serious time delay; you can clearly see, then, that it is extremely important to confirm the schedule not less than 48 hours in advance, and if possible, preferably three to five days ahead of time.

         4. Tenant and its contractors shall remain responsible for the scheduling and transportation of material and equipment used in the performance of Tenant's Work and for the removal from the Building of waste and debris resulting from the performance of Tenant's Work, and Landlord shall not be responsible for coordination of the work of Tenant's contractors with the work of Landlord's contractors. However, Landlord and Tenant shall cooperate in their respective performances of Landlord's and Tenant's Work in order to enable the same to be properly coordinated. Tenant shall not be under any obligation to employ any of Landlord's contractors or to pay any charge to any of them by reason of Tenant's having other contractors or purchasing any materials or labor or employing any labor from other sources. Tenant and its contractors shall not be under any obligation to pay for water, electricity, heat, ventilation or cooling provided in the Premises during the performance of any of Tenant's Work during normal working hours of the Building construction project.

         5. Temporary staging of materials and equipment in public areas is not permitted.

         6. Should large equipment or materials need to be transported via dollies and/or carts, then the contractor transporting such equipment or materials shall protect all routes over finished floors with a minimum of 3/8" plywood runway, which will be picked up at the close of work each day.

         7. All areas traveled are to be broom cleaned at the close of each day. Elevators are to be swept and debris carried from the car, NOT swept across the door opening.

         8. Workmen should use the toilet facilities provided by the general contractor.

         9. The hoisting load limit of 3,000 pounds in passenger elevator is NOT to be exceeded.

         10. All packing and crating materials must be removed at the end of each day, and not be left to accumulate over night (fire hazard).

         11. The Tenant's contractor must utilize labor that will work in harmony with other labor in the Building. In addition, Landlord's Property Manager should receive not later than two weeks prior to contractor's performance of Tenant's Work, insurance certificates evidencing the following minimum coverages:

         (i) Insurance carrier must have a Best's rating of A VIII or better.

         (ii) Certificates of insurance must be provided prior to the commencement of any work performed.

         (iii) Type of insurance:

                  A. Commercial General Liability:
                     ----------------------------
                      General Aggregate                                $2,000,000
                      Products/Completed Operations Aggregate        $1,000,000
                      Personal & Advertising Injury, per occurrence  $1,000,000
                      Each Occurrence                                  $1,000,000
                      Fire Damage Liability                            $   50,000
                      Medical Expense                                  $    5,000
                      Broad Form Property Damage                       Included
                      Explosion, Collapse & Underground Hazard       Included

                  B. Automobile Liability:
                     --------------------
                      Bodily Injury/Property Damage Liability
                      Each Occurrence (Combined Single Limit)     $1,000,000

                  C. Excess or Umbrella Liability:
                     ----------------------------
                      Each Occurrence                $5,000,000 (Coverage to be at
                                                          least on a "follow form" basis)

                  D. Worker's Compensation & Employer's Liability:
                     --------------------------------------------
                      Per statutory requirements of the state in which work is to be provided or performed.

                  E. Connecticut State Short Term Disability:
                     ---------------------------------------
                      Per statutory requirements of the state in which work is to be provided or performed.

All certificates are to stipulate that ten (10) days prior notice of cancellation will be given to the Tenant and to:

RECKSON ASSOCIATES REALTY CORP.
360 Hamilton Avenue
White Plains, New York 10601

                                    EXHIBIT E
                              ELECTRICITY SCHEDULE

         1. Landlord and Tenant have agreed that Landlord will furnish electrical energy (the "Landlord's Standard Electrical Service") to Tenant for use in the Demised Premises.

         2. It is agreed that the Tenant will pay for the installation of a demand watt-hour check meter(s) and related wiring and equipment (collectively, the "Check Meter"), (the location(s) of which is to be approved by Landlord), to monitor Tenant's consumption of electricity in the Demised Premises. Maintenance (including zeroing in of the meter in conjunction with the Landlord), repair and recalibration of the Check Meter shall be Tenant's responsibility at Tenant's sole cost and expense. Tenant shall pay to Landlord on a monthly basis, as additional rent, the cost of such electrical consumption at the average rate Landlord is paying the utility therefor (including without limitation sales taxes and surcharges thereon, plus $25.00 per month as compensation for Landlord's administrative expenses.)

         3. Landlord shall furnish to the Demised Premises Landlord's Standard Electrical Service through the transmission through Landlord's facilities initially installed by Landlord in the Building, in the form of alternating electrical energy, to be used by Tenant, for which Tenant shall pay Landlord as provided in Paragraph 2 above.

         4. It is specifically understood that:

            (a) All installations of electrical fixtures, appliances and non-standard office equipment within the Demised Premises shall be subject to Landlord's prior written approval which will not be unreasonably withheld.

            (b) In the event that Tenant shall require additional electrical energy for use in the Demised Premises and if Landlord's facilities are inadequate for such additional requirements, and if electrical energy for such additional requirements is available to Landlord, Landlord, upon written request from Tenant and at the sole cost and expense of Tenant, will furnish and install such additional wires, risers, conduits, feeders, panels and switch boards as reasonably may be required to supply such additional requirements of the Tenant provided that: (1) same shall be permitted by applicable laws and not in violation of any insurance regulations or recommendations, (2) in Landlord's reasonable judgment, the same are necessary and will not cause permanent damage or injury to the Building or the Demised Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the Building, and (3) such installation does not preclude expansion of electrical service for other tenants. Tenant covenants and agrees that at all times its use of electrical current shall never exceed the capacity of the feeders of the Building or the risers or wiring installation. It is further covenanted and agreed by Tenant that all of the aforesaid costs and expenses are chargeable and collectable as additional rent and shall be paid by Tenant to Landlord within ten (10) days after rendition of any bill or statement to Tenant therefor.

                                    EXHIBIT F
                                  COMMON AREAS

                                    EXHIBIT G
                                LETTER OF CREDIT

[LETTERHEAD OF ISSUER OF LETTER OF CREDIT]

_________________, 2003


Reckson Operating Partnership, L.P.
c/o Reckson Associates Realty Corp.
225 Broadhollow Road
Melville, New York 11747
Attention: Tom Carey, Corporate Controller

REF: IRREVOCABLE LETTER OF CREDIT NO. _______

GENTLEMEN:

WE HEREBY OPEN OUR UNCONDITIONAL IRREVOCABLE CLEAN LETTER OF CREDIT NO. _________ IN YOUR FAVOR AVAILABLE BY YOUR DRAFT(S) AT SIGHT FOR AN AMOUNT NOT TO EXCEED IN THE AGGREGATE $____________ EFFECTIVE IMMEDIATELY.

ALL DRAFTS SO DRAWN MUST BE MARKED "DRAWN UNDER IRREVOCABLE LETTER OF CREDIT OR [ISSUING BANK], NO. _______, DATED _______, 200_."

THIS LETTER OF CREDIT IS ISSUED, PRESENTABLE AND PAYABLE AT OUR OFFICE AT _______________, NEW YORK [MUST BE IN NEW YORK CITY OR STAMFORD, CONNECTICUT] OR SUCH OTHER OFFICE IN _____________, NEW YORK [NEW YORK CITY OR STAMFORD, CONNECTICUT] AS WE MAY DESIGNATE BY WRITTEN NOTICE TO YOU, AND EXPIRES WITH OUR CLOSE OF BUSINESS ON ________. IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE AUTOMATICALLY EXTENDED FOR ADDITIONAL TWELVE (12) MONTH PERIODS THROUGH ____________ [SIXTY (60) DAYS AFTER LEASE EXPIRATION DATE], UNLESS WE INFORM YOU IN WRITING BY CERTIFIED OR REGISTERED MAIL DISPATCHED BY US AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN EXPIRATION DATE OF THIS LETTER OF CREDIT THAT THIS LETTER OF CREDIT SHALL NOT BE EXTENDED. IN THE EVENT THIS LETTER OF CREDIT IS NOT EXTENDED FOR AN ADDITIONAL PERIOD AS PROVIDED ABOVE, YOU MAY DRAW HEREUNDER. SUCH DRAWING IS TO BE MADE BY MEANS OF A DRAFT ON US AT SIGHT WHICH MUST BE PRESENTED TO US BEFORE THE THEN EXPIRATION DATE OF THIS LETTER OF CREDIT. THIS LETTER OF CREDIT CANNOT BE MODIFIED OR REVOKED WITHOUT YOUR CONSENT. THIS LETTER OF CREDIT IS PAYABLE IN MULTIPLE DRAFTS AND SHALL BE TRANSFERABLE BY YOU WITHOUT ADDITIONAL CHARGE.

WE HEREBY DO UNDERTAKE TO PROMPTLY HONOR YOUR SIGHT DRAFT OR DRAFTS DRAWN ON US, INDICATING OUR LETTER OF CREDIT NO. ________, FOR THE AMOUNT AVAILABLE TO BE DRAWN ON THIS LETTER OF CREDIT UPON PRESENTATION OF YOUR SIGHT DRAFT IN THE FORM OF SCHEDULE A ATTACHED HERETO DRAWN ON US AT OUR OFFICES SPECIFIED ABOVE DURING OUR USUAL BUSINESS HOURS ON OR BEFORE THE EXPIRATION DATE HEREOF.

EXCEPT AS EXPRESSLY STATED HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENTS, REQUIREMENTS OR QUALIFICATION, OUR OBLIGATION UNDER THIS LETTER OF CREDIT IS OUR INDIVIDUAL OBLIGATION AND IS IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO OR UPON OUR ABILITY TO PERFECT ANY LIEN, SECURITY INTEREST OR ANY OTHER REIMBURSEMENT.

IN THE EVENT THE APPLICANT BECOMES A DEBTOR IN A CASE UNDER TITLE 11 OF THE UNITED STATES CODE (THE "BANKRUPTCY CODE"), OR IN ANY OTHER INSOLVENCY OR SIMILAR PROCEEDING, OUR OBLIGATIONS TO THE BENEFICIARY HEREUNDER SHALL NOT BE REDUCED,

LIMITED, IMPAIRED, DISCHARGED, DEFERRED, SUSPENDED, STAYED, TERMINATED
OR OTHERWISE AFFECTED BY REASON THEREOF OR BY REASON OF ANY PROVISIONS OF THE BANKRUPTCY CODE (INCLUDING BUT NOT LIMITED TO, SECTIONS 362 AND 502(B) OF THE BANKRUPTCY CODE), OR THE PROVISIONS OF ANY OTHER INSOLVENCY OR SIMILAR LAW.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES 1998, INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590, AND SHALL BE DEEMED TO BE A CONTRACT MADE THEREUNDER, AND AS TO MATTERS NOT GOVERNED BY THE INTERNATIONAL STANDBY PRACTICES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF _______ AND APPLICABLE U.S. LAW.

ALL FEES AND EXPENSES ARE FOR THE ACCOUNT OF THE APPLICANT.

[ISSUER OF LETTER OF CREDIT]




-----------------------

                         SCHEDULE A TO LETTER OF CREDIT
                         ------------------------------

FOR VALUE RECEIVED

PAY AT SIGHT BY WIRE TRANSFER IN IMMEDIATELY AVAILABLE FUNDS TO _____________ THE SUM OF U.S. __________ DRAWN UNDER IRREVOCABLE LETTER OF CREDIT NO. ______________ DATED ______________, 2001 ISSUED BY ________________.



TO:               [ISSUER OF LETTER OF CREDIT]



                  _______________, NEW YORK [LOCATION OF ISSUER IN NEW YORK CITY OR STAMFORD, CONNECTICUT]